       SUPPLEMENT DATED MAY 1, 2012 TO PROSPECTUSES DATED MAY 1, 2012

       LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
     PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

         LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                 PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

    LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
              PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

            ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

     - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     - M CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
        (Subadvised by DSM Capital Partners, LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                                 Prospectus 1

LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest (the "Insured Employee"), and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The Policy described in this prospectus is available only in New York.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.
                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Goldman Sachs Variable Insurance Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust

                  o T. Rowe Price Equity Series, Inc.

     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.


                         Prospectus Dated: May 1, 2012

                                 Table of Contents




Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        16
    Voting Rights...............................        16
POLICY CHARGES AND FEES.........................        17
    Premium Load; Net Premium Payment...........        17
    Surrender Charges...........................        18
    Partial Surrender Fee.......................        18
    Transfer Fee................................        18
    Mortality and Expense Risk Charge...........        18
    Cost of Insurance Charge....................        19
    Administrative Fee..........................        19
    Policy Loan Interest........................        19
    Rider Charges...............................        20
    Case Exceptions.............................        20
YOUR INSURANCE POLICY...........................        20
    Application.................................        21
    Owner.......................................        21
    Right to Examine Period.....................        22
    Initial Specified Amount....................        22
    Transfers...................................        22
    Market Timing...............................        23
    Dollar Cost Averaging.......................        24
    Automatic Rebalancing.......................        25
    Riders......................................        25


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        31
    Paid-Up Nonforfeiture Option................        31
    Coverage Beyond Maturity....................        31
    Termination of Coverage.....................        31
    State Regulation............................        32
PREMIUMS........................................        32
    Allocation of Net Premium Payments..........        32
    Planned Premiums; Additional Premiums.......        32
    Life Insurance Qualification................        32
    Policy Values...............................        33
DEATH BENEFITS..................................        34
    Death Benefit Options.......................        34
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        35
    Death Benefit Proceeds......................        36
POLICY SURRENDERS...............................        36
    Partial Surrender...........................        36
POLICY LOANS....................................        37
POLICY LAPSE....................................        37
    Reinstatement of a Lapsed Policy............        38
TAX ISSUES......................................        38
    Taxation of Life Insurance Contracts in
      General...................................        38
    Policies That Are MECs......................        39
    Policies That Are Not MECs..................        40
    Other Considerations........................        40
    Fair Market Value of Your Policy............        41
    Tax Status of Lincoln Life..................        41
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        41
LEGAL PROCEEDINGS...............................        42
FINANCIAL STATEMENTS............................        42
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        43

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and Accumulation Values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.



                                       Table I: Transaction Fees
                                    When Charge                                Amount
         Charge                     is Deducted                               Deducted
 Maximum sales charge        When you pay a Premium.        5.0% of each Premium Payment.
 imposed on Premiums
 Premium Tax                 When you pay a Premium.        A maximum of 5.0% of each Premium Payment.

                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Deferred Acquisition Cost        When you pay a Premium.                1.0% of each Premium Payment.
 (DAC) Tax
 Surrender Charge                 Upon Full Surrender of your            There is no charge for surrendering your Policy.
                                  Policy.
 Partial Surrender Fee            When you take a Partial                There is no charge for a Partial Surrender.
                                  Surrender of your Policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any Insured Employee
                                  Coverage Duration.

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.38 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   Specified Amount to a minimum of $0.00 per
                                                   $1,000 of Specified Amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative Insured                           additional monthly charge is $0.06 per $1,000 of
  Employee                                         Specified Amount.

                  Table II: Periodic Charges Other Than Fund Operating Expenses
                              When Charge                             Amount
         Charge               is Deducted                            Deducted
 Policy Loan Interest        Annually           The annual rate charged against the loan balance
                                                will be the greater of 3.5%, or Moody's
                                                Investors Service, Inc. Corporate Bond Yield
                                                Average - Monthly Average Corporates for the
                                                calendar month which ends two months prior to
                                                the Policy Anniversary.


             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.38 per $1,000 of Net Amount at Risk.
  Enhanced Surrender            N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit            N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured             N/A                There is no charge for this rider.
  Rider

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.

 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.30% 1         0.28%
 (12b-1) fees, and other expenses.

  1 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 4.48%. These waivers and reductions generally extend through April 30, 2013 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

LLANY Separate Account S for Flexible Premium Variable Life Insurance (Separate Account) is a Separate Account of the Company which was established on March 2, 1999. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the policy. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Policy Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers may also be compensated. Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.



Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by
  Invesco Advisers, Inc.

     o Invesco Van Kampen V.I. Growth and Income Fund (Series I Shares):
       Long-term growth of capital and income.


AllianceBernstein Variable Products Series Fund, Inc., advised by
       AllianceBernstein, L.P.

     o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth of capital .

     o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing cases as of May 2, 2011. Consult your financial advisor.

     o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing cases as of May 1, 2012. Consult your financial advisor.

     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     o Income and Growth Fund (Class I): Capital growth; income is secondary. This fund is available only to existing cases as of May 21, 2007.
  Consult your financial advisor.

     o Inflation Protection Fund (Class II): Long-term total return. This fund is available only to existing cases as of May 17, 2010.
  Consult your financial advisor.

     o International Fund (Class I): Capital growth.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
       Company.

     o Global Growth Fund (Class 2): Long-term growth.

     o Global Small Capitalization Fund (Class 2): Long-term growth.

     o Growth Fund (Class 2): Growth of capital.

     o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     o High-Income Bond Fund (Class 2): High current income.

     o International Fund (Class 2): Long-term growth of capital.

     o U.S. Government/AAA Rated Securities Fund (Class 2): High current income and capital preservation.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

        o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Long-term total return.

        o Emerging Markets Series (Standard Class): Long-term capital appreciation.

     o High Yield Series (Standard Class): Total return and secondarily high current income.
       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.

        o Limited-Term Diversified Income Series (Standard Class): Long-term total return.

        o REIT Series (Standard Class): Total return.

     o Small Cap Value Series (Standard Class): Total return.

     o Smid Cap Growth Series (Standard Class): Total return.

        o U. S. Growth Series (Standard Class): Long-term capital appreciation.


     o Value Series (Standard Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.

     o DWS Equity 500 Index VIP (Class A): Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o DWS Small Cap Index VIP (Class A): Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Investment Management Americas Inc. and subadvised by RREEF America L.L.C.

     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
       (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

     o Asset Manager Portfolio (Service Class): High total return.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): Capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Franklin U.S. Government Fund, and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

        o Franklin Income Securities Fund (Class 1): Maximize income.

     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     o Franklin U.S. Government Fund (Class 1): Income.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation.

     o Templeton Global Bond Securities Fund (Class 1): High current income.

     o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
       Management, L.P.

     o Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.


Janus Aspen Series, advised by Janus Capital Management LLC.

     o Flexible Bond Portfolio (Service Shares): Maximum total return. This fund is available only to existing cases as of May 21, 2007.
  Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class):
       Maximize real return.
       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
       Return.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)

     o LVIP Delaware Bond Fund (Standard Class): Maximum current income. (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

        o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.
       (formerly LVIP Total Bond Fund)

     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

     o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
       (Subadvised by J.P. Morgan Investment Management, Inc.)

     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Janus Capital Management LLC)

     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
       (Subadvised by Delaware Management Company)

     o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Capital U.S. Aggregate Bond Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA International Index Fund (Standard Class): Replicate broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 (Reg. TM) index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       Maximum capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Templeton Investment Counsel, LLC)

     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
  Capital appreciation.

     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Reasonable income by investing in income-producing equity securities.
       (Subadvised by Metropolitan West Capital Management)

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): Total return with emphasis on high current income.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2050 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): High current income and growth of capital.
       (formerly LVIP Conservative Profile Fund)

     o LVIP Protected Profile Growth Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderately Aggressive Profile Fund)

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderate Profile Fund)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
       Services Company

        o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.

     o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

     o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o Mid-Cap Intrinsic Value Portfolio (I Class): Long-term growth. (formerly Regency Portfolio)
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
(Administrative Class): Maximum real return.


T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.

     o T. Rowe Price Equity Income Portfolio: Long-term growth.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's
     500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Certain charges vary based on "Insured Employee Coverage Duration", which is each twelve-month period, beginning on the date of issue of initial coverage on any Insured Employee.

The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

o the initial policy Premium, and the total Premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The Monthly Deductions are made on the "Monthly Anniversay Day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.

If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a portion from each Premium Payment. This amount, referred to as "Premium Load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment." Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a

Modified Endowment Contract, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The target Premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                          Portion of Premium        Portion of Premium
  Insured Employee            Paid up to            Paid greater than
 Coverage Duration          Target Premium            Target Premium
-------------------      --------------------      -------------------
         1                      3.5%                      0.5%
         2                      3.0%                      0.5%
         3                      2.0%                      0.5%
        4-7                     1.0%                      0.5%
         8+                     0.5%                      0.5%

The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Insured Employee Coverage Duration.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each Premium Payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.



Surrender Charges

There are no Surrender Charges for your Policy.



Partial Surrender Fee

There is no Surrender Charge or Administrative Fee imposed on Partial
Surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured Employee may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



  Insured Employee        Annualized Mortality
 Coverage Duration        Expense Risk Charge
-------------------      ---------------------
        1-10                  0.10%-0.40%
       11-20                  0.10%-0.20%

  Insured Employee        Annualized Mortality
 Coverage Duration         Expense Risk Charge
-------------------      ----------------------
    21 and after                 0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the Insured Employee. Please note that it will generally increase each Policy Year as the Insured Employee ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Insured Employee Coverage Durations. The Company may change this fee after the first Insured Employee Coverage Duration based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured Employee's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.

We will notify you of the current Policy Loan interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.

Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured Employee. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.



Case Exceptions

We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total Premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners.


YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured Employee. The Policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The Policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured Employee and Owner; date of issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured Employee will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured Employee and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured Employee. Based on our review of medical information about the proposed Insured Employee, if required, we may decline to provide insurance, or we may place the proposed Insured Employee in a special underwriting category. The monthly Cost of Insurance Charge deducted from the Policy value after issue varies depending on the Insured Employee's age, underwriting category, the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured Employee is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured Employee.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The Owner on the date of policy issue is designated in the policy specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your Policy as long as the Insured Employee is living and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.



Right to Examine Period

You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Insured Employee Coverage Duration without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per Insured Employee Coverage Duration.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy Owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy Owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same policy Owner if that policy Owner has been identified as a market timer. For each policy Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy Owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy Owner's particular transfers.

Policy Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy Owners determined to be engaged in such transfer activity that may adversely affect other policy Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy Owners. An exception for any policy Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some Underlying Funds also may impose redemption fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your Policy is surrendered.



Automatic Rebalancing

You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your Policy.

Change of Insured Rider. With this rider, you may name a new Insured Employee in place of the current Insured Employee. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured Employee may differ from charges applicable to the current Insured Employee. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The Policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age
100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the Monthly Deductions, and is based on the Insured Employee's premium class, issue age and the number of Insured Employee Coverage Durations elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

The rider's death benefit is included in the total death benefit paid under the Policy.

Enhanced Surrender Value Rider. The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the Policy only with Lincoln's consent. There is no cost for this rider.

This rider provides two additional benefits:

(a) Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and

(b) expense reduction benefit: a reduction in expense charges and fees in the Policy.

A. Surrender Value benefit:

Under this rider, the Full Surrender Value of the Policy will equal:

(a) the policy value on the date of surrender; less

(b) the loan balance plus any accrued interest; plus

(c) the Surrender Value benefit.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

(a) is the target enhancement amount; and

(b) is the maximum enhancement amount.

Target Enhancement Amount. On any Monthly Deduction Day, the Target Enhancement Amount is equal to the target Surrender Value less the total account value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.

Target Surrender Value. On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:

(1) is the Target Surrender Value on the immediately preceding Monthly Deduction day.

(2) is all Premiums received since the immediately preceding Monthly Deduction day.

(3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

(4) is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.

On the date of issue, the Target Surrender Value will be the initial Premium received. On any day other than the date of issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.

Target Yield. The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:



  Insured Employee          Target           Insured Employee          Target
 Coverage Duration        Yield Rate        Coverage Duration        Yield Rate
-------------------      ------------      -------------------      -----------
         1                  7.0%                   7                   4.0%
         2                  7.0%                   8                   3.0%
         3                  7.0%                   9                   2.0%
         4                  6.0%                   10                  1.0%
         5                  5.5%                  11+                  0.0%

  Insured Employee          Target           Insured Employee          Target
 Coverage Duration        Yield Rate        Coverage Duration        Yield Rate
-------------------      ------------      -------------------      -----------
         6                  5.0%

The Target Yield rate will not exceed 15% in any Insured Employee Coverage Duration.

Maximum Enhancement Amount. The Maximum Enhancement Amount is equal to the cumulative Surrender Value premium times the maximum enhancement rate for any Insured Employee Coverage Duration times the term blend adjustment factor.

Cumulative Surrender Value Premium. The Cumulative Surrender Value Premium for any Insured Employee Coverage Duration is the lesser of (a) or (b), where:

(a) Is the sum of the Premiums paid during the Insured Employee Coverage Duration; less the sum of any Partial Surrenders during the Insured Employee Coverage Duration; and

(b) Is the target premium for the Insured Employee Coverage Duration; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this Policy.

During the first Insured Employee Coverage Duration, the Cumulative Surrender Value Premium for all prior Insured Employee Coverage Durations is zero.

Maximum Enhancement Rate. The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:



  Insured Employee             Maximum             Insured Employee            Maximum
 Coverage Duration        Enhancement Rate        Coverage Duration        Enhancement Rate
-------------------      ------------------      -------------------      -----------------
         1                     16.0%                     7                      5.0%
         2                     15.0%                     8                      3.0%
         3                     15.0%                     9                      2.0%
         4                     12.0%                     10                     1.0%
         5                     9.0%                     11+                     0.0%
         6                     7.0%

The Maximum Enhancement Rate will not exceed 25% in any Insured Employee Coverage Duration.

Term Blend Adjustment Factor. The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached to this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In Insured Employee Coverage Durations six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:



  Insured Employee
 Coverage Duration       Expense Reduction Amount
-------------------      --------------------------------------------------------
        6-10             The lesser of (a) or (b) where:

                         (a) is the expense reduction rate times the accumulated premiums paid for Insured Employee Coverage
                         Durations one through five; and

                         (b) is the expense charges due under the policy.

There is no expense reduction in Insured Employee Coverage Durations 1 through 5 or in Insured Employee Coverage Duration 11 and beyond.

Expense Reduction Rate. The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



  Insured Employee        Monthly Expense         Insured Employee        Monthly Expense
 Coverage Duration         Reduction Rate        Coverage Duration        Reduction Rate
-------------------      -----------------      -------------------      ----------------
         1                     0.0%                     7                    0.00833%
         2                     0.0%                     8                    0.00833%
         3                     0.0%                     9                    0.00833%
         4                     0.0%                     10                   0.00833%
         5                     0.0%                    11+                     0.0%
         6                   0.00833%

The Expense Reduction Rate will not exceed an annual rate of 5% in any Insured Employee Coverage Duration.

If this rider is elected, in lieu of the Monthly Deduction as described in the policy, the Monthly Deduction for a policy month beginning in Insured Employee Coverage Duration 6 will be calculated as (1) plus (2) less the expense reduction amount, where:

(1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

(2) is the monthly Administrative Fee for the base policy.

This rider will terminate without value in the event that this Policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

(1) the death of the Insured Employee; or

(2) the maturity date of this Policy; or

(3) the date this Policy ends; or

(4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed "Requested Adjustable Benefit Enhancement Amount" and "Maximum Adjustable Benefit Enhancement Amount" for more information.

The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced Surrender Value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed "Term Blend Adjustment Factor" for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the Full Surrender Value of the Policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each Policy Anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Insured Employee Coverage Duration, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon Full Surrender of the Policy during the Insured Employee Coverage Duration. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Insured Employee Coverage Duration.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Insured Employee Coverage Duration        Current Rate        Guaranteed Rate
------------------------------------      --------------      ----------------
                  1                           11.0%                 2.0%
                  2                           19.6%                 2.0%
                  3                           27.7%                 2.0%
                  4                           35.4%                 2.0%
                  5                           53.2%                 2.0%
                  6                           66.1%                 2.0%
                 7+                          100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of Premiums paid on the date of issue of the Policy; and

b) is the target Premium for the Insured Employee Coverage Duration, as shown in the policy specifications. If a term insurance rider is attached to your Policy, the target Premium will be multiplied by the ratio of the target face amount to the basic policy Specified Amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Insured Employee Coverage Duration. The adjustable benefit enhancement balance will be permanently decreased by this amount each Insured Employee Coverage Duration. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other Monthly Deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy Specified Amount to the target face amount.

If term insurance is added to the Policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the Policy, as shown in the policy specifications; or

3) the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Continuation of Coverage

Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured Employee's 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured Employee's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account Value to the Fixed Account Value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any Indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the Policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;

2) death of the Insured Employee;

3) failure to pay the necessary amount of Premium to keep your Policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.

State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required. Premiums may be paid anytime before the Insured Employee reaches age 100.

The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.



Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic Premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. The excess amount of Premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.

The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.

The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured Employee's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your Policy.

Discuss this choice with your financial representative and tax adviser before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the total account value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.


DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured Employee, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the Insured Employee, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.

Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified Amount, which includes the total account value as of the        Generally provides a level death
              date of the Insured Employee's death.                                     benefit
    2         Sum of the Specified Amount plus the total account value as of the        May increase or decrease over
              date of the Insured Employee's death.                                     time, depending on the amount
                                                                                        of Premium paid and the
                                                                                        investment performance of the
                                                                                        underlying Sub-Accounts or the
                                                                                        Fixed Account.

 Option                        Death Benefit Proceeds Equal to the                               Variability
    3         Specified Amount plus the accumulated Premiums (all Premiums               Will generally increase,
              paid from the date of issue accumulated at the Premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           Premium paid.
              the policy specifications pages), less withdrawals as of the date of the Insured Employee's death.

If your Policy includes a Term Insurance Rider, the target face amount replaces the Specified Amount in each of the death benefit options.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new Specified Amount will equal the Specified Amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the date of issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.

Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the total account value is equal to, or greater than, the Monthly Deduction amount.

Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured Employee. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured Employee, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.


POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the Surrender Value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Insured Employee Coverage Duration, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the total account value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the Specified Amount.
         2              Will reduce the total account value and the death benefit, but not the Specified Amount.
         3              Will reduce the total account value, accumulated Premiums (all Premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS
You may borrow against the surrender value of your Policy. We reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and total account value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below . Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current total account value, the Policy will terminate subject to the conditions in the Grace Period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any Insured Employee Coverage
 Duration will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Insured Employee Coverage Duration's rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Insured Employee Coverage Duration's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Insured Employee Coverage Duration.

When you take a loan, we will tell you the current Policy Loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.


POLICY LAPSE
If at any time the total account value less the loan balance is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse.

The total account value less the loan balance may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the total account value less the loan balance of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured Employee dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.



Reinstatement of a Lapsed Policy

There is no reinstatement provision for this Policy.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract ("MEC") is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the Policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy Owner's account to government regulators.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS
The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

LLANY Separate Account S for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141769
1940 Act Registration No. 811-09257

                               End of Prospectus

                                SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2012
                 Relating to Prospectus Dated May 1, 2012 for


                     Lincoln Corporate Variable 5 product



LLANY Separate Account S for Flexible Premium Variable Life Insurance,
                                  Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln NY Corporate Variable 5 product prospectus.


                         TABLE OF CONTENTS OF THE SAI




Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION.........................             2
    Lincoln Life............................             2
    Capital Markets.........................             2
    Registration Statement..................             2
    Changes of Investment Policy............             2
    Principal Underwriter...................             3
    Disaster Plan...........................             3
    Advertising & Ratings...................             3
SERVICES....................................             4
    Independent Registered Public Accounting
      Firm..................................             4
    Accounting Services.....................             5
    Transfer Agent..........................             5
    Administrative Services.................             5


Contents                                              Page
--------------------------------------------       ----------
POLICY INFORMATION..........................             5
    Assignment..............................             5
    Change of Ownership.....................             5
    Beneficiary.............................             5
    Change of Plan..........................             6
    Settlement Options......................             6
    Deferral of Payments....................             6
    Incontestability........................             7
    Misstatement of Age.....................             7
    Suicide.................................             7
PERFORMANCE DATA............................             7
FINANCIAL STATEMENTS........................             8
    Separate Account........................           C-1
    Company.................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors-the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domocile, and in any other state or jurisdiction where this policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter

Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $109,639 in 2011, $515,668 in 2010 and $470,374 in 2009 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While the Insured Employee is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the Insured Employee is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the Insured Employee is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the Insured Employee, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the Insured Employee, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the Insured Employee as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.

Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age

If the age of the Insured Employee is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the Insured Employee dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured Employee dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 financial statements of the Company follow.

       SUPPLEMENT DATED MAY 1, 2012 TO PROSPECTUSES DATED MAY 1, 2012

       LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
     PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

         LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                 PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

    LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
              PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

            ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

     - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     - M CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
        (Subadvised by DSM Capital Partners, LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                              Prospectus 2

LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln
Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest (the "Insured Employee"), and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The Policy described in this prospectus is available only in New York.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.
                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Goldman Sachs Variable Insurance Trust

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o PIMCO Variable Insurance Trust

                  o T. Rowe Price Equity Series, Inc.


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.


                         Prospectus Dated: May 1, 2012

                                 Table of Contents




Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        15
    Voting Rights...............................        16
POLICY CHARGES AND FEES.........................        16
    Premium Load; Net Premium Payment...........        17
    Surrender Charges...........................        17
    Partial Surrender Fee.......................        17
    Transfer Fee................................        18
    Mortality and Expense Risk Charge...........        18
    Cost of Insurance Charge....................        18
    Administrative Fee..........................        18
    Policy Loan Interest........................        19
    Rider Charges...............................        19
    Case Exceptions.............................        19
YOUR INSURANCE POLICY...........................        19
    Application.................................        20
    Owner.......................................        21
    Right to Examine Period.....................        21
    Initial Specified Amount....................        21
    Transfers...................................        22
    Market Timing...............................        22
    Dollar Cost Averaging.......................        24
    Automatic Rebalancing.......................        24
    Riders......................................        25


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        30
    Paid-Up Nonforfeiture Option................        30
    Coverage Beyond Maturity....................        30
    Termination of Coverage.....................        31
    State Regulation............................        31
PREMIUMS........................................        31
    Allocation of Net Premium Payments..........        31
    Planned Premiums; Additional Premiums.......        32
    Life Insurance Qualification................        32
    Policy Values...............................        32
DEATH BENEFITS..................................        33
    Death Benefit Options.......................        34
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        34
    Death Benefit Proceeds......................        35
POLICY SURRENDERS...............................        35
    Partial Surrender...........................        36
POLICY LOANS....................................        36
POLICY LAPSE....................................        37
    Reinstatement of a Lapsed Policy............        37
TAX ISSUES......................................        37
    Taxation of Life Insurance Contracts in
      General...................................        38
    Policies That Are MECs......................        39
    Policies That Are Not MECs..................        39
    Other Considerations........................        40
    Fair Market Value of Your Policy............        41
    Tax Status of Lincoln Life..................        41
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        41
LEGAL PROCEEDINGS...............................        41
FINANCIAL STATEMENTS............................        42
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        43

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and Accumulation Values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.



                                       Table I: Transaction Fees
                                    When Charge                                Amount
         Charge                     is Deducted                               Deducted
 Maximum sales charge        When you pay a Premium.        5.0% of each Premium Payment.
 imposed on Premiums
 Premium Tax                 When you pay a Premium.        A maximum of 5.0% of each Premium Payment.

                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Deferred Acquisition Cost        When you pay a Premium.                1.0% of each Premium Payment.
 (DAC) Tax
 Surrender Charge                 Upon Full Surrender of your            There is no charge for surrendering your Policy.
                                  Policy.
 Partial Surrender Fee            When you take a Partial                There is no charge for a Partial Surrender.
                                  Surrender of your Policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any Insured Employee
                                  Coverage Duration.

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $34.26 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.22 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   Specified Amount to a minimum of $0.00 per
                                                   $1,000 of Specified Amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative Insured                           additional monthly charge is $0.17 per $1,000 of
  Employee                                         Specified Amount.

                  Table II: Periodic Charges Other Than Fund Operating Expenses
                              When Charge                             Amount
         Charge               is Deducted                            Deducted
 Policy Loan Interest        Annually           The annual rate charged against the loan balance
                                                will be the greater of 3.5%, or Moody's
                                                Investors Service, Inc. Corporate Bond Yield
                                                Average - Monthly Average Corporates for the
                                                calendar month which ends two months prior to
                                                the Policy Anniversary.


             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $34.26 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.22 per $1,000 of Net Amount at Risk.
  Enhanced Surrender            N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit            N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured             N/A                There is no charge for this rider.
  Rider

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.

 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.30% 1         0.28%
 (12b-1) fees, and other expenses.

  1 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 4.48%. These waivers and reductions generally extend through April 30, 2013 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

LLANY Separate Account S for Flexible Premium Variable Life Insurance (Separate Account) is a Separate Account of the Company which was established on March 2, 1999. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the policy. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Policy Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers may also be compensated. Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.



Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by
  Invesco Advisers, Inc.

     o Invesco Van Kampen V.I. Growth and Income Fund (Series I Shares):
       Long-term growth of capital and income.


AllianceBernstein Variable Products Series Fund, Inc., advised by
       AllianceBernstein, L.P.

        o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing cases as of May 2, 2011. Consult your financial advisor.

     o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing cases as of May 1, 2012. Consult your financial advisor.

     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     o Inflation Protection Fund (Class II): Long-term total return. This fund is available only to existing cases as of May 17, 2010.
  Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
       Company.

     o Global Growth Fund (Class 2): Long-term growth of capital.

     o Global Small Capitalization Fund (Class 2): Long-term growth of capital.

     o Growth Fund (Class 2): Growth of capital.

     o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     o High-Income Bond Fund (Class 2): High current income.

     o International Fund (Class 2): Long-term growth of capital.

     o U.S. Government/AAA Rated Securities Fund (Class 2): High current income and capital preservation.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

     o BlackRock Global Allocation V.I. Fund (Class I): High total investment return.

Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Long-term total return.

        o Emerging Markets Series (Standard Class): Long-term capital appreciation.

     o High Yield Series (Standard Class): Total return and secondarily high current income.
       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.

     o Limited-Term Diversified Income Series (Standard Class): Long-term total return.

        o REIT Series (Standard Class): Total return.

     o Small Cap Value Series (Standard Class): Total return.

     o Smid Cap Growth Series (Standard Class): Total return.

        o U. S. Growth Series (Standard Class): Long-term capital appreciation.


     o Value Series (Standard Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
       (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): Capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Templeton Global Bond Securities Fund, and the Franklin U.S. Government Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

        o Franklin Income Securities Fund (Class 1): Maximize income.

     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     o Franklin U.S. Government Fund (Class 1): Income.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation.

     o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing cases as of May 18, 2009.
  Consult your financial advisor.


Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
       Management, L.P.

     o Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class):
       Maximize real return.
       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
       Return.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)

     o LVIP Delaware Bond Fund (Standard Class): Maximum current income. (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.
       (formerly LVIP Total Bond Fund)

     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Parters Limited and Franklin Advisors, Inc.)

     o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
       (Subadvised by J.P. Morgan Investment Management Inc.)

     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Janus Capital Management LLC)

     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
       (Subadvised by Delaware Management Company)

     o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Capital U.S. Aggregate Bond Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2):
       Current income with growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       Current income with growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA International Index Fund (Standard Class): Replicate broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 (Reg. TM) index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       Maximum capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Templeton Investment Counsel, LLC)

     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
  Capital appreciation.

     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Reasonable income by investing in income-producing equity securities.
       (Subadvised by Metropolitan West Capital Management)

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): Total return with emphasis on high current income.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2050 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile Conservative Profile Fund (Standard Class)(2):
       High current income and growth of capital.
       (formerly LVIP Conservative Profile Fund)

     o LVIP Protected Profile Growth Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderately Aggressive Profile Fund)

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderate Profile Fund)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
       Services Company

        o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.

     o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
(Administrative Class): Maximum real return.


T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.

     o T. Rowe Price Equity Income Portfolio: Long-term growth.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's
     500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Certain charges vary based on "Insured Employee Coverage Duration", which is each twelve-month period, beginning on the date of issue of initial coverage on any Insured Employee.

The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

o the initial policy Premium, and the total Premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The Monthly Deductions are made on the "Monthly Anniversay Day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.

If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a portion from each Premium Payment. This amount, referred to as "Premium Load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment." Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a Modified Endowment Contract, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The target Premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                          Portion of Premium        Portion of Premium
  Insured Employee            Paid up to            Paid greater than
 Coverage Duration          Target Premium            Target Premium
-------------------      --------------------      -------------------
         1                      3.5%                      1.0%
         2                      3.0%                      1.0%
        3-4                     2.0%                      1.0%
        5-7                     1.5%                      1.0%
         8+                     1.0%                      1.0%

The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Insured Employee Coverage Duration.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each Premium Payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.



Surrender Charges

There are no Surrender Charges for your Policy.



Partial Surrender Fee

There is no Surrender Charge or Administrative Fee imposed on Partial
Surrenders.

Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured Employee may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



  Insured Employee        Annualized Mortality
 Coverage Duration        Expense Risk Charge
-------------------      ---------------------
        1-10                  0.10%-0.30%
       11-20                  0.10%-0.15%
    21 and after                 0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the Insured Employee. Please note that it will generally increase each Policy Year as the Insured Employee ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Insured Employee Coverage Durations. The Company may change this fee after the first Insured Employee Coverage Duration based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured Employee's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.

We will notify you of the current Policy Loan interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured Employee. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.



Case Exceptions

We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total Premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners.


YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured Employee. The Policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The Policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured Employee and Owner; date of issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured Employee will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured Employee and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured Employee. Based on our review of medical information about the proposed Insured Employee, if required, we may decline to provide insurance, or we may place the proposed Insured Employee in a special underwriting category. The monthly Cost of Insurance Charge deducted from the Policy value after issue varies depending on the Insured Employee's age, underwriting category, the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured Employee is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured Employee.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The Owner on the date of policy issue is designated in the policy specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your Policy as long as the Insured Employee is living and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.



Right to Examine Period

You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.

Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Insured Employee Coverage Duration without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per Insured Employee Coverage Duration.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy Owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy Owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same policy Owner if that policy Owner has been identified as a market timer. For each policy Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy Owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy Owner's particular transfers.

Policy Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy Owners determined to be engaged in such transfer activity that may adversely affect other policy Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy Owners. An exception for any policy Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular Underlying

Funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some Underlying Funds also may impose redemption fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your Policy is surrendered.



Automatic Rebalancing

You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.

Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your Policy.

Change of Insured Rider. With this rider, you may name a new Insured Employee in place of the current Insured Employee. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured Employee may differ from charges applicable to the current Insured Employee. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The Policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age
100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the Monthly Deductions, and is based on the Insured Employee's premium class, issue age and the number of Insured Employee Coverage Durations elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

The rider's death benefit is included in the total death benefit paid under the Policy.

Enhanced Surrender Value Rider. The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the Policy only with Lincoln's consent. There is no cost for this rider.

This rider provides two additional benefits:

(a) Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and

(b) expense reduction benefit: a reduction in expense charges and fees in the Policy.

A. Surrender Value benefit:

Under this rider, the Full Surrender Value of the Policy will equal:

(a) the policy value on the date of surrender; less

(b) the loan balance plus any accrued interest; plus

(c) the Surrender Value benefit.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

(a) is the target enhancement amount; and

(b) is the maximum enhancement amount.

Target Enhancement Amount. On any Monthly Deduction Day, the Target Enhancement Amount is equal to the target Surrender Value less the total account value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.

Target Surrender Value. On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:

(1) is the Target Surrender Value on the immediately preceding Monthly Deduction day.

(2) is all Premiums received since the immediately preceding Monthly Deduction day.

(3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

(4) is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.

On the date of issue, the Target Surrender Value will be the initial Premium received. On any day other than the date of issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.

Target Yield. The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:



  Insured Employee          Target           Insured Employee          Target
 Coverage Duration        Yield Rate        Coverage Duration        Yield Rate
-------------------      ------------      -------------------      -----------
         1                  7.0%                   7                   4.0%
         2                  7.0%                   8                   3.0%
         3                  7.0%                   9                   2.0%
         4                  6.0%                   10                  1.0%
         5                  5.5%                  11+                  0.0%
         6                  5.0%

The Target Yield rate will not exceed 15% in any Insured Employee Coverage Duration.

Maximum Enhancement Amount. The Maximum Enhancement Amount is equal to the cumulative Surrender Value premium times the maximum enhancement rate for any Insured Employee Coverage Duration times the term blend adjustment factor.

Cumulative Surrender Value Premium. The Cumulative Surrender Value Premium for any Insured Employee Coverage Duration is the lesser of (a) or (b), where:

(a) Is the sum of the Premiums paid during the Insured Employee Coverage Duration; less the sum of any Partial Surrenders during the Insured Employee Coverage Duration; and

(b) Is the target premium for the Insured Employee Coverage Duration; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this Policy.

During the first Insured Employee Coverage Duration, the Cumulative Surrender Value Premium for all prior Insured Employee Coverage Durations is zero.

Maximum Enhancement Rate. The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:



  Insured Employee             Maximum             Insured Employee            Maximum
 Coverage Duration        Enhancement Rate        Coverage Duration        Enhancement Rate
-------------------      ------------------      -------------------      -----------------
         1                     16.0%                     7                      5.0%
         2                     15.0%                     8                      3.0%
         3                     15.0%                     9                      2.0%
         4                     12.0%                     10                     1.0%
         5                     9.0%                     11+                     0.0%
         6                     7.0%

The Maximum Enhancement Rate will not exceed 25% in any Insured Employee Coverage Duration.

Term Blend Adjustment Factor. The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached to this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In Insured Employee Coverage Durations six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:



  Insured Employee
 Coverage Duration       Expense Reduction Amount
-------------------      --------------------------------------------------------
        6-10             The lesser of (a) or (b) where:

                         (a) is the expense reduction rate times the accumulated premiums paid for Insured Employee Coverage
                         Durations one through five; and

                         (b) is the expense charges due under the policy.

There is no expense reduction in Insured Employee Coverage Durations 1 through 5 or in Insured Employee Coverage Duration 11 and beyond.

Expense Reduction Rate. The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



  Insured Employee        Monthly Expense         Insured Employee        Monthly Expense
 Coverage Duration         Reduction Rate        Coverage Duration        Reduction Rate
-------------------      -----------------      -------------------      ----------------
         1                     0.0%                     7                    0.00833%
         2                     0.0%                     8                    0.00833%
         3                     0.0%                     9                    0.00833%
         4                     0.0%                     10                   0.00833%
         5                     0.0%                    11+                     0.0%
         6                   0.00833%

The Expense Reduction Rate will not exceed an annual rate of 5% in any Insured Employee Coverage Duration.

If this rider is elected, in lieu of the Monthly Deduction as described in the policy, the Monthly Deduction for a policy month beginning in Insured Employee Coverage Duration 6 will be calculated as (1) plus (2) less the expense reduction amount, where:

(1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

(2) is the monthly Administrative Fee for the base policy.

This rider will terminate without value in the event that this Policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

(1) the death of the Insured Employee; or

(2) the maturity date of this Policy; or

(3) the date this Policy ends; or

(4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed "Requested Adjustable Benefit Enhancement Amount" and "Maximum Adjustable Benefit Enhancement Amount" for more information.

The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced Surrender Value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed "Term Blend Adjustment Factor" for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the Full Surrender Value of the Policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each Policy Anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Insured Employee Coverage Duration, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon Full Surrender of the Policy during the Insured Employee Coverage Duration. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Insured Employee Coverage Duration.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Insured Employee Coverage Duration        Current Rate        Guaranteed Rate
------------------------------------      --------------      ----------------
                  1                           11.0%                 2.0%
                  2                           19.6%                 2.0%
                  3                           27.7%                 2.0%
                  4                           35.4%                 2.0%
                  5                           53.2%                 2.0%
                  6                           66.1%                 2.0%
                 7+                          100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of Premiums paid on the date of issue of the Policy; and

b) is the target Premium for the Insured Employee Coverage Duration, as shown in the policy specifications. If a term insurance rider is attached to your Policy, the target Premium will be multiplied by the ratio of the target face amount to the basic policy Specified Amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Insured Employee Coverage Duration. The adjustable benefit enhancement balance will be permanently decreased by this amount each Insured Employee Coverage Duration. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other Monthly Deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy Specified Amount to the target face amount.

If term insurance is added to the Policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the Policy, as shown in the policy specifications; or

3) the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured Employee's 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured Employee's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account Value to the Fixed Account Value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any Indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the Policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;

2) death of the Insured Employee;

3) failure to pay the necessary amount of Premium to keep your Policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required. Premiums may be paid anytime before the Insured Employee reaches age 100.

The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.



Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.

Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic Premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. The excess amount of Premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.

The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.

The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured Employee's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your Policy.

Discuss this choice with your financial representative and tax adviser before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the total account value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.


DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured Employee, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.

Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the Insured Employee, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.

Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount, which includes the total account value as of the         Generally provides a level death
              date of the Insured Employee's death.                                      benefit
    2         Sum of the Specified Amount plus the total account value as of the         May increase or decrease over
              date of the Insured Employee's death.                                      time, depending on the amount
                                                                                         of Premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified Amount plus the accumulated Premiums (all Premiums               Will generally increase,
              paid from the date of issue accumulated at the Premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           Premium paid.
              the policy specifications pages), less withdrawals as of the date of the Insured Employee's death.

If your Policy includes a Term Insurance Rider, the target face amount replaces the Specified Amount in each of the death benefit options.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new Specified Amount will equal the Specified Amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the total account value at the time of the change.

 Option change                                                  Impact
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the date of issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.

Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the total account value is equal to, or greater than, the Monthly Deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured Employee. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured Employee, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.


POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the Surrender Value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Insured Employee Coverage Duration, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the total account value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the Specified Amount.
         2              Will reduce the total account value and the death benefit, but not the Specified Amount.
         3              Will reduce the total account value, accumulated Premiums (all Premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the surrender value of your Policy. We reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and total account value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below . Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current total account value, the Policy will terminate subject to the conditions in the Grace Period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any Insured Employee Coverage
 Duration will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Insured Employee Coverage Duration's rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Insured Employee Coverage Duration's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Insured Employee Coverage Duration.

When you take a loan, we will tell you the current Policy Loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.


POLICY LAPSE
If at any time the total account value less the loan balance is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse.

The total account value less the loan balance may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the total account value less the loan balance of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured Employee dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.



Reinstatement of a Lapsed Policy

There is no reinstatement provision for this Policy.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.

Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.

Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract ("MEC") is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the Policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

FINANCIAL STATEMENTS
The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

LLANY Separate Account S for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141769
1940 Act Registration No. 811-09257

                               End of Prospectus

                                SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2012
                 Relating to Prospectus Dated May 1, 2012 for


                   Lincoln Corporate Commitment VUL product



LLANY Separate Account S for Flexible Premium Variable Life Insurance,
                                  Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln NY Corporate Variable 5 product prospectus.


                         TABLE OF CONTENTS OF THE SAI




Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION.........................             2
    Lincoln Life............................             2
    Capital Markets.........................             2
    Registration Statement..................             2
    Changes of Investment Policy............             2
    Principal Underwriter...................             3
    Disaster Plan...........................             3
    Advertising & Ratings...................             3
SERVICES....................................             4
    Independent Registered Public Accounting
      Firm..................................             4
    Accounting Services.....................             5
    Transfer Agent..........................             5
    Administrative Services.................             5


Contents                                              Page
--------------------------------------------       ----------
POLICY INFORMATION..........................             5
    Assignment..............................             5
    Change of Ownership.....................             5
    Beneficiary.............................             5
    Change of Plan..........................             6
    Settlement Options......................             6
    Deferral of Payments....................             6
    Incontestability........................             7
    Misstatement of Age.....................             7
    Suicide.................................             7
PERFORMANCE DATA............................             7
FINANCIAL STATEMENTS........................             8
    Separate Account........................           C-1
    Company.................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors-the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domocile, and in any other state or jurisdiction where this policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter

Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $109,639 in 2011, $515,668 in 2010 and $470,374 in 2009 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While the Insured Employee is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the Insured Employee is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the Insured Employee is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the Insured Employee, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the Insured Employee, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the Insured Employee as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.

Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age

If the age of the Insured Employee is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the Insured Employee dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured Employee dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 financial statements of the Company follow.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying consolidated balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Lincoln Life & Annuity Company of New York at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                                     /s/ Ernst & Young LLP

                                                     Philadelphia, Pennsylvania
                                                     March 30, 2012

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                   AS OF DECEMBER 31,
                                                                                   ------------------
                                                                                      2011     2010
                                                                                    -------   -------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $6,660; 2010 -- $6,429)    $ 7,288   $ 6,659
      Equity securities (cost: 2011 and 2010 -- $2)                                       3         3
   Mortgage loans on real estate                                                        264       225
   Policy loans                                                                         419       431
   Other investments                                                                      1         1
                                                                                    -------   -------
         Total investments                                                            7,975     7,319
Cash and invested cash                                                                   17        48
Deferred acquisition costs and value of business acquired                               585       731
Premiums and fees receivable                                                              5         5
Accrued investment income                                                                97        93
Reinsurance recoverables                                                                564       484
Reinsurance related embedded derivatives                                                 13        19
Goodwill                                                                                 60       162
Other assets                                                                             92       115
Separate account assets                                                               2,677     2,660
                                                                                    -------   -------
         Total assets                                                               $12,085   $11,636
                                                                                    =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                            $ 1,676   $ 1,585
Other contract holder funds                                                           5,333     5,208
Other liabilities                                                                       445       304
Separate account liabilities                                                          2,677     2,660
                                                                                    -------   -------
         Total liabilities                                                           10,131     9,757
                                                                                    =======   =======
CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                       941       940
Retained earnings                                                                       775       879
Accumulated other comprehensive income (loss)                                           238        60
                                                                                    -------   -------
         Total stockholder's equity                                                   1,954     1,879
                                                                                    -------   -------
            Total liabilities and stockholder's equity                              $12,085   $11,636
                                                                                    =======   =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                             FOR THE YEARS ENDED
                                                                                                 DECEMBER 31,
                                                                                             -------------------
                                                                                             2011   2010   2009
                                                                                             ----   ----   ----
REVENUES
Insurance premiums                                                                           $128   $127   $104
Insurance fees                                                                                266    259    255
Net investment income                                                                         417    418    408
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                 (25)   (20)   (90)
   Portion of loss recognized in other comprehensive income                                     7      5     31
                                                                                             ----   ----   ----
      Net other-than-temporary impairment losses on securities recognized in earnings         (18)   (15)   (59)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (9)    (2)    (6)
                                                                                             ----   ----   ----
         Total realized gain (loss)                                                           (27)   (17)   (65)
Other revenues and fees                                                                        --     --     (1)
                                                                                             ----   ----   ----
      Total revenues                                                                          784    787    701
                                                                                             ----   ----   ----
BENEFITS AND EXPENSES
Interest credited                                                                             207    207    209
Benefits                                                                                      274    254    225
Underwriting, acquisition, insurance and other expenses                                       200    158    159
Impairment of intangibles                                                                     102     --     --
                                                                                             ----   ----   ----
   Total benefits and expenses                                                                783    619    593
                                                                                             ----   ----   ----
      Income (loss) before taxes                                                                1    168    108
      Federal income tax expense (benefit)                                                     32     55     35
                                                                                             ----   ----   ----
         Net income (loss)                                                                   $(31)  $113   $ 73
                                                                                             ====   ====   ====

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2011     2010     2009
                                                              ------   ------   ------
COMMON STOCK
Balance as of beginning-of-year                               $  940   $  940   $  940
Stock compensation/issued for benefit plans                        1       --       --
                                                              ------   ------   ------
   Balance as of end-of-year                                     941      940      940
                                                              ------   ------   ------
RETAINED EARNINGS
Balance as of beginning-of-year                                  879      846      757
Cumulative effect from adoption of new accounting standards       --       --       16
Comprehensive income (loss)                                      147      203      269
Less other comprehensive income (loss), net of tax               178       90      196
                                                              ------   ------   ------
   Net income (loss)                                             (31)     113       73
Dividends declared                                               (73)     (80)      --
                                                              ------   ------   ------
   Balance as of end-of-year                                     775      879      846
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   60      (30)    (210)
Cumulative effect from adoption of new accounting standards       --       --      (16)
Other comprehensive income (loss), net of tax                    178       90      196
                                                              ------   ------   ------
   Balance as of end-of-year                                     238       60      (30)
                                                              ------   ------   ------
      Total stockholder's equity as of end-of-year            $1,954   $1,879   $1,756
                                                              ======   ======   ======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                 FOR THE YEARS ENDED
                                                                                    DECEMBER 31,
                                                                               -----------------------
                                                                                2011    2010    2009
                                                                               -----   -----   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $ (31)  $ 113   $    73
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                           60      28        27
   Change in premiums and fees receivable                                         --      --        (2)
   Change in accrued investment income                                            (4)     (1)       (6)
   Change in future contract benefits and other contract holder funds            (75)    (84)     (140)
   Change in reinsurance related assets and liabilities                          (79)     25        92
   Change in federal income tax accruals                                          15      40        44
   Realized (gain) loss                                                           27      17        65
   Impairment of intangibles                                                     102      --        --
   Other                                                                          42     (18)       (5)
                                                                               -----   -----   -------
      Net cash provided by (used in) operating activities                         57     120       148
                                                                               -----   -----   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (857)   (920)   (1,150)
Sales of available-for-sale securities                                           100     210       271
Maturities of available-for-sale securities                                      500     451       384
Purchases of other investments                                                  (132)   (119)      (18)
Sales or maturities of other investments                                         105     135        70
                                                                               -----   -----   -------
      Net cash provided by (used in) investing activities                       (284)   (243)     (443)
                                                                               -----   -----   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable        620     583       663
Withdrawals of fixed account values, including the fixed portion of variable    (284)   (346)     (308)
Transfers to and from separate accounts, net                                     (68)    (51)      (50)
Common stock issued for benefit plans and excess tax benefits                      1      --        --
Dividends paid to stockholders                                                   (73)    (80)       --
                                                                               -----   -----   -------
      Net cash provided by (used in) financing activities                        196     106       305
                                                                               -----   -----   -------
Net increase (decrease) in cash and invested cash                                (31)    (17)       10
Cash and invested cash as of beginning-of-year                                    48      65        55
                                                                               -----   -----   -------
      Cash and invested cash as of end-of-year                                 $  17   $  48   $    65
                                                                               =====   =====   =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and work-site and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 17 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, generally recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Income (Loss).

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain
(loss) on our Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking -- assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 3% of the face amount of insurance in force, and dividend expenses were $24 million, $27 million and $29 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2.   NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 18 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments -- Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-tem-porarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 3, and the amount of OTTI recognized in accumulated OCI is provided in Note 11.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 3.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in ASU 2011-11 beginning with our 2013 financial statements, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 with our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $51 million to $62 million. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC balances as of January 1, 2012, through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

3. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                  AS OF DECEMBER 31, 2011
                                            --------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED  -------------------   FAIR
                                               COST    GAINS  LOSSES  OTTI   VALUE
                                            ---------  -----  ------  ----  ------
FIXED MATURITY SECURITIES:
Corporate bonds                               $5,253    $626    $ 84   $ 9  $5,786
U.S. Government bonds                             28       7      --    --      35
Foreign government bonds                          50       7      --    --      57
RMBS                                             791      70       8    13     840
CMBS                                             130       5       9    --     126
CDOs                                               3      --      --    --       3
State and municipal bonds                        294      37       1    --     330
Hybrid and redeemable preferred securities       111      10      10    --     111
                                              ------    ----    ----   ---  ------
   Total fixed maturity securities             6,660     762     112    22   7,288
Equity securities                                  2       1      --    --       3
                                              ------    ----    ----   ---  ------
      Total AFS securities                    $6,662    $763    $112   $22  $7,291
                                              ======    ====    ====   ===  ======

                                                  AS OF DECEMBER 31, 2010
                                            --------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED  -------------------   FAIR
                                               COST    GAINS  LOSSES  OTTI   VALUE
                                            ---------  -----  ------  ----  ------
FIXED MATURITY SECURITIES:
Corporate bonds                               $4,898    $348    $ 93   $13  $5,140
U.S. Government bonds                             29       4      --    --      33
Foreign government bonds                          28       2      --    --      30
RMBS                                             889      45      23    12     899
CMBS                                             200       8      25    --     183
CDOs                                               3      --      --    --       3
State and municipal bonds                        257       1       8    --     250
Hybrid and redeemable preferred securities       125       6      10    --     121
                                              ------    ----    ----   ---  ------
   Total fixed maturity securities             6,429     414     159    25   6,659
Equity securities                                  2       1      --    --       3
                                              ------    ----    ----   ---  ------
      Total AFS securities                    $6,431    $415    $159   $25  $6,662
                                              ======    ====    ====   ===  ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                           AS OF DECEMBER 31, 2011
                                           -----------------------
                                              AMORTIZED    FAIR
                                                COST      VALUE
                                              ---------  -------
Due in one year or less                         $  237   $  240
Due after one year through five years            1,000    1,070
Due after five years through ten years           2,203    2,455
Due after ten years                              2,296    2,554
                                                ------   ------
   Subtotal                                      5,736    6,319
                                                ------   ------
MBS                                                921      966
CDOs                                                 3        3
                                                ------   ------
      Total fixed maturity AFS securities       $6,660   $7,288
                                                ======   ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                          AS OF DECEMBER 31, 2011
                                                               --------------------------------------------------------
                                                               LESS THAN OR EQUAL    GREATER THAN
                                                                TO TWELVE MONTHS     TWELVE MONTHS         TOTAL
                                                               ------------------  -----------------  -----------------
                                                                         GROSS              GROSS              GROSS
                                                                       UNREALIZED         UNREALIZED         UNREALIZED
                                                                 FAIR  LOSSES AND   FAIR  LOSSES AND   FAIR  LOSSES AND
                                                                VALUE     OTTI     VALUE     OTTI     VALUE     OTTI
                                                               ------  ----------  -----  ----------  -----  ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                  $225      $17      $246     $ 76      $471    $ 93
RMBS                                                               68       14        53        7       121      21
CMBS                                                                8       --        19        9        27       9
State and municipal bonds                                           9       --        10        1        19       1
Hybrid and redeemable preferred securities                         31        2        29        8        60      10
                                                                 ----      ---      ----     ----      ----    ----
   Total fixed maturity AFS securities                           $341      $33      $357     $101      $698    $134
                                                                 ====      ===      ====     ====      ====    ====
Total number of AFS securities in an unrealized loss position                                                   267
                                                                                                                ===

                                                                          AS OF DECEMBER 31, 2010
                                                               --------------------------------------------------------
                                                               LESS THAN OR EQUAL    GREATER THAN
                                                                TO TWELVE MONTHS     TWELVE MONTHS         TOTAL
                                                               ------------------  -----------------  -----------------
                                                                         GROSS              GROSS              GROSS
                                                                       UNREALIZED         UNREALIZED         UNREALIZED
                                                                 FAIR  LOSSES AND   FAIR  LOSSES AND   FAIR  LOSSES AND
                                                                VALUE     OTTI     VALUE     OTTI     VALUE     OTTI
                                                               ------  ----------  -----  ----------  -----  ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                  $505      $26      $371      $ 80    $  876   $106
RMBS                                                               42       14        94        21       136     35
CMBS                                                                4       --        39        25        43     25
State and municipal bonds                                         179        7         8         1       187      8
Hybrid and redeemable preferred securities                         21        2        43         8        64     10
                                                                 ----      ---      ----     ----      ----    ----
   Total fixed maturity AFS securities                           $751      $49      $555      $135    $1,306   $184
                                                                 ====      ===      ====      ====    ======   ====
Total number of AFS securities in an unrealized loss position                                                   401
                                                                                                                ===

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                            AS OF DECEMBER 31, 2011
                                                     --------------------------------------
                                                            GROSS UNREALIZED
                                                      FAIR  ----------------    NUMBER OF
                                                     VALUE    LOSSES  OTTI    SECURITIES(1)
                                                     -----    ------  ----    -------------
Less than six months                                  $ 36       $ 8   $ 6         19
Six months or greater, but less than nine months         1         1    --          3
Nine months or greater, but less than twelve months      1        --    --          2
Twelve months or greater                                93        69    11         57
                                                      ----       ---   ---        ---
   Total                                              $131       $78   $17         81
                                                      ====       ===   ===        ===

                                                            AS OF DECEMBER 31, 2010
                                                     --------------------------------------
                                                            GROSS UNREALIZED
                                                      FAIR  ----------------    NUMBER OF
                                                     VALUE    LOSSES  OTTI    SECURITIES(1)
                                                     -----    ------  ----    -------------
Less than six months                                  $ 25       $ 12  $--         17
Six months or greater, but less than nine months         9          3   --          2
Nine months or greater, but less than twelve months      6          2   --          3
Twelve months or greater                               126         84   22         76
                                                      ----       ----  ---         --
   Total                                              $166       $101  $22         98
                                                      ====       ====  ===         ==

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $50 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                                                    FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                                    -------------------
                                                                                    2011   2010   2009
                                                                                    ----   ----   ----
Balance as of beginning-of-year                                                     $47    $46    $--
   Cumulative effect from adoption of new accounting standard                               --      5
   Increases attributable to:
      Credit losses on securities for which an OTTI was not previously recognized    10      1     46
      Credit losses on securities for which an OTTI was previously recognized        11      9     --
   Decreases attributable to:
      Securities sold                                                                (7)    (9)    (5)
                                                                                    ---    ---    ---
         Balance as of end-of-year                                                  $61    $47    $46
                                                                                    ===    ===    ===

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for approximately 47% of mortgage loans on real estate as of December 31, 2011, and New York and Texas, which accounted for 38% of mortgage loans as of December 31, 2010.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Current                             $263   $226
Unamortized premium (discount)         1    (1)
                                    ----   ----
Total carrying value                $264   $225
                                    ====   ====

There were no impaired mortgage loans on real estate as of December 31, 2011 and 2010.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011       AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL   % OF    COVERAGE
                                          AMOUNT     TOTAL     RATIO     AMOUNT     TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                               $235      89.4%    1.60       $187       82.8%    1.58
65% to 74%                                    24       9.1%    1.48         34       15.0%    1.50
75% to 100%                                    4       1.5%    0.45          5        2.2%    0.41
                                            ----     -----                ----      -----
   Total mortgage loans on real estate      $263     100.0%               $226      100.0%
                                            ====     =====                ====      =====

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                  ---------------------
                                                                  2011     2010    2009
                                                                  -----   -----   -----
Fixed maturity AFS securities                                     $382    $381    $370
Mortgage loans on real estate                                       14      14      15
Policy loans                                                        23      25      25
Commercial mortgage loan prepayment and bond makewhole premiums      5       4       2
Consent fees                                                        --       1      --
                                                                  ----    ----    ----
   Investment income                                               424     425     412
Investment expense                                                  (7)     (7)     (4)
                                                                  ----    ----    ----
   Net investment income                                          $417    $418    $408
                                                                  ====    ====    ====

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                               ---------------------
                                                                2011    2010    2009
                                                               -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                                 $  2    $  7    $  13
   Gross losses                                                 (31)    (29)    (103)
Gain (loss) on other investments                                 --       1       (1)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds                     4       6       25
                                                               ----    ----    -----
   Total realized gain (loss) related to certain investments   $(25)   $(15)   $ (66)
                                                               ====    ====    =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                                -------------------
                                                                2011   2010   2009
                                                                ----   ----   ----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                              $ (2)  $ (8)  $(37)
   RMBS                                                          (14)   (12)   (49)
   CMBS                                                           (8)    (5)    --
                                                                ----   ----   ----
      Total fixed maturity securities                            (24)   (25)   (86)
Equity securities                                                 --     --     (1)
                                                                ----   ----   ----
         Gross OTTI recognized in net income (loss)              (24)   (25)   (87)
         Associated amortization of DAC, VOBA, DSI and DFEL        6     10     28
                                                                ----   ----   ----
            Net OTTI recognized in net income (loss), pre-tax   $(18)  $(15)  $(59)
                                                                ====   ====   ====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                    $  8   $  6   $ 46
Change in DAC, VOBA, DSI and DFEL                                 (1)    (1)   (15)
                                                                ----   ----   ----
   Net portion of OTTI recognized in OCI, pre-tax               $  7   $  5   $ 31
                                                                ====   ====   ====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2011 and 2010, we reviewed our corporate bond portfolio for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $50 million, which included $44 million of mortgage loans on real estate and $6 million of private placements.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $494 million and $507 million, or 6% and 7% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $223 million and $197 million, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $753 million and $713 million, or 9% and 10% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $589 million and $647 million, or 7% and 9% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million as of December 31, 2011 and 2010.

4. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

GLB RESERVES EMBEDDED DERIVATIVES

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

See Note 18 for additional disclosures related to the fair value of our financial instruments.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
                                -----------------------   -----------------------
                                       FAIR VALUE                 FAIR VALUE
                                -----------------------   -----------------------
                                   ASSET   LIABILITY         ASSET   LIABILITY
                                   -----   ---------         -----   ---------
GLB reserves(1)                     $--      $(101)           $--      $(24)
Reinsurance related(2)               13         --             19        --
                                    ---      -----            ---      ----
   Total embedded derivatives       $13      $(101)           $19      $(24)
                                    ===      =====            ===      ====

----------
(1)  Reported in future contract benefits on our Balance Sheets.

(2)  Reported in reinsurance related embedded derivatives on our Balance Sheets.

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Income (Loss) were as follows:

                  FOR THE YEARS ENDED
                      DECEMBER 31,
                  -------------------
                   2011   2010   2009
                  -----   ----   ----
GLB reserves(1)   $(77)    $8     $92
                  ====     ==     ===

----------
(1)  Reported in realized gain (loss) on our Statements of Income (Loss).

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                          2011   2010   2009
                                          ----   ----   -----
Current                                    $20    $30    $(9)
Deferred                                    12     25     44
                                           ---    ---    ---
   Federal income tax expense (benefit)    $32    $55    $35
                                           ===    ===    ===

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  ------------------
                                                  2011   2010   2009
                                                  ----   ----   ----
Tax rate times pre-tax income                     $ --   $59    $38
Effect of:
   Goodwill                                         36    --     --
   Separate account dividend received deduction     (3)   (3)    (2)
   Other items                                      (1)   (1)    (1)
                                                  ----   ---    ---
      Federal income tax expense (benefit)        $ 32   $55    $35
                                                  ====   ===    ===
Effective tax rate                                 N/M    33%    32%
                                                  ====   ===    ===

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $1 million resulted in tax expense of $32 million in 2011, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2011    2010
                                                  -----   -----
Current                                           $ (27)  $ (24)
Deferred                                           (379)   (259)
                                                  -----   -----
   Total federal income tax asset (liability)     $(406)  $(283)
                                                  =====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                               2011    2010
                                                              -----   -----
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds      $  32   $  66
Investments                                                      11      11
Net capital loss carryforward                                     6       9
Guarantee assessments                                             6      --
Other                                                             4       4
                                                              -----   -----
Total deferred tax assets                                        59      90
                                                              -----   -----
DEFERRED TAX LIABILITIES
DAC                                                             130     140
VOBA                                                             70     112
Net unrealized gain on AFS securities                           222      82
Other                                                            16      15
                                                              -----   -----
   Total deferred tax liabilities                               438     349
                                                              -----   -----
      Net deferred tax asset (liability)                      $(379)  $(259)
                                                              =====   =====

As of December 31, 2011, LLANY had net capital loss carryforwards of $9 million and $9 million which will expire in 2014 and 2015, respectively. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $7 million and $6 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $3 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                              FOR THE
                                            YEARS ENDED
                                            DECEMBER 31,
                                            ------------
                                            2011   2010
                                            ----   -----
Balance as of beginning-of-year             $22    $ 24
   Increases for prior year tax positions     1      --
   Decreases for prior year tax positions    (1)     (2)
                                            ---    ----
      Balance as of end-of-year             $22    $ 22
                                            ===    ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010, and 2009, we recognized interest and penalty expense related to uncertain tax positions of $1 million in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $5 million and $4 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot LifeAmerica Insurance Company, the IRS is examining the tax year ended April 1, 2007.

6. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:


                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     ------------------
                                                     2011   2010   2009
                                                     ----   ----   ----
Balance as of beginning-of-year                      $412   $439   $460
   Deferrals                                           82     72     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (21)    (6)    --
      Prospective unlocking -- model refinements       20     (4)    --
      Retrospective unlocking                          (1)     9      3
      Other amortization                              (44)   (50)   (40)
   Adjustment related to realized (gains) losses        2      2     20
   Adjustment related to unrealized (gains) losses    (65)   (50)   (80)
                                                     ----   ----   ----
         Balance as of end-of-year                   $385   $412   $439
                                                     ====   ====   ====

Changes in VOBA (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010    2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $319   $417   $ 655
   Deferrals                                            1      1       2
   Amortization:
      Prospective unlocking -- assumption changes     (31)    21       3
      Prospective unlocking -- model refinements        9     (2)     --
      Retrospective unlocking                           8     (2)     (2)
      Other amortization                              (59)   (68)    (73)
   Accretion of interest(1)                            20     22      24
   Adjustment related to realized (gains) losses       --     --       6
   Adjustment related to unrealized (gains) losses    (67)   (70)   (198)
                                                     ----   ----   -----
         Balance as of end-of-year                   $200   $319   $ 417
                                                     ====   ====   =====

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $20
2013    18
2014    17
2015    16
2016    15

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      2011   2010   2009
                                                      ----   ----   ----
Balance as of beginning-of-year                       $13    $16    $14
   Deferrals                                            1      3      3
   Amortization, net of interest:
      Other amortization                               (2)    (2)    (1)
   Adjustment related to unrealized (gains) losses     --     (4)    --
                                                      ---    ---    ---
         Balance as of end-of-year                    $12    $13    $16
                                                      ===    ===    ===

Changes in DFEL (in millions) were as follows:


                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     --------------------
                                                      2011    2010   2009
                                                     -----   -----   ----
Balance as of beginning-of-year                      $101    $ 87    $ 65
   Deferrals                                           40      35      34
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (8)     (2)     (1)
      Prospective unlocking -- model refinements        2       1      --
      Retrospective unlocking                          --       1      (1)
      Other amortization                              (11)    (13)    (10)
   Adjustment related to unrealized (gains) losses    (42)     (8)     --
                                                     ----    ----    ----
         Balance as of end-of-year                   $ 82    $101    $ 87
                                                     ====    ====    ====

7. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income (Loss):

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                 ---------------------
                                                  2011    2010    2009
                                                 -----   -----   -----
Direct insurance premiums and fees               $ 553   $ 529   $ 502
Reinsurance ceded                                 (159)   (143)   (143)
                                                 -----   -----   -----
   Total insurance premiums and fees             $ 394   $ 386   $ 359
                                                 =====   =====   =====
Direct insurance benefits                        $ 458   $ 425   $ 365
Reinsurance recoveries netted against benefits   $(184)   (171)   (140)
                                                 -----   -----   -----
   Total benefits                                $ 274   $ 254   $ 225
                                                 =====   =====   =====

We cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 21, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 30% to 35% of the total mortality risk on newly issued life insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primarily obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                      FOR THE YEAR ENDED DECEMBER 31, 2011
                    ------------------------------------------------------------------------
                    ACQUISITION   CUMULATIVE
                      BALANCE     IMPAIRMENT
                       AS OF         AS OF     ACQUISITION                          BALANCE
                    BEGINNING-    BEGINNING-   ACCOUNTING                         AS OF END-
                      OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                    -----------   ----------   -----------   ----------   -----   ----------
Annuities               $ 26          $--          $--         $  --       $--        $26
Life Insurance           136           --           --          (102)       --         34
                        ----          ---          ---         -----       ---        ---
   Total goodwill       $162          $--          $--         $(102)      $--        $60
                        ====          ===          ===         =====       ===        ===

                                      FOR THE YEAR ENDED DECEMBER 31, 2010
                    ------------------------------------------------------------------------
                    ACQUISITION   CUMULATIVE
                      BALANCE     IMPAIRMENT
                       AS OF         AS OF     ACQUISITION                          BALANCE
                    BEGINNING-    BEGINNING-   ACCOUNTING                         AS OF END-
                      OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                    -----------   ----------   -----------   ----------   -----   ----------
Annuities               $ 26          $--          $--          $--        $--       $ 26
Life Insurance           136           --           --           --         --        136
                        ----          ---          ---          ---        ---       ----
   Total goodwill       $162          $--          $--          $--        $--       $162
                        ====          ===          ===          ===        ===       ====

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of our own share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded goodwill impairment that was attributable primarily to marketplace dynamics, including product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

                                  AS OF DECEMBER 31,
                  -------------------------------------------------
                            2011                     2010
                  -----------------------   -----------------------
                    GROSS                    GROSS
                  CARRYING    ACCUMULATED   CARRYING   ACCUMULATED
                   AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                  --------   ------------   --------   ------------
Life Insurance:
   Sales force       $7           $2           $7           $1

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2011.

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2011       2010
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                        $  1,993   $  1,834
Net amount at risk(1)                            47         25
Average attained age of contract holders   55 YEARS   54 years
MINIMUM RETURN
Average attained age of contract holders   80 YEARS   79 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $    926   $    995
Net amount at risk(1)                           116         78
Average attained age of contract holders   66 YEARS   66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010   2009
                                  ----   ----   ----
Balance as of beginning-of-year   $ 1    $ 2    $ 8
   Changes in reserves              3     --     --
   Benefits paid                   (2)    (1)    (6)
                                  ---    ---    ---
      Balance as of end-of-year   $ 2    $ 1    $ 2
                                  ===    ===    ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011     2010
                                                             ------   ------
ASSET TYPE
Domestic equity                                              $  962   $  990
International equity                                            424      454
Bonds                                                           581      479
Money market                                                    188      184
                                                             ------   ------
   Total                                                     $2,155   $2,107
                                                             ======   ======
Percent of total variable annuity separate account values        89%      89%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2011, and approximately 54% of total sales for these products for the year ended December 31, 2011.

10. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws.

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2011, approximately 90% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was $17 million and less than $1 million as of December 31, 2011 and 2010.

11. SHARES AND STOCKHOLDERS' EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                      FOR THE YEARS ENDED
                                                                                          DECEMBER 31,
                                                                                     ---------------------
                                                                                      2011    2010    2009
                                                                                     -----   -----   -----
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                      $  69   $ (19)  $(211)
   Cumulative effect from adoption of new accounting standards                          --      --     (11)
   Unrealized holding gains (losses) arising during the year                           366     252     541
   Change in DAC, VOBA, DSI and other contract holder funds                           (107)   (123)   (282)
   Income tax benefit (expense)                                                        (99)    (51)    (98)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)     (29)    (22)    (90)
      Associated amortization of DAC, VOBA, DSI and DFEL                                 4       6      25
      Income tax benefit (expense)                                                       9       6      23
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $ 245   $  69   $ (19)
                                                                                     =====   =====   =====
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                      $ (10)  $ (12)  $  --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards                          --      --      (5)
   Gross OTTI recognized in OCI during the year                                         (8)     (6)    (46)
   Change in DAC, VOBA, DSI and DFEL                                                     1       1      15
   Income tax benefit (expense)                                                          3       2      11
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities                             11      12      26
   Change in DAC, VOBA, DSI and DFEL                                                    (2)     (4)     (6)
   Income tax benefit (expense)                                                         (3)     (3)     (7)
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $  (8)  $ (10)  $ (12)
                                                                                     =====   =====   =====
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                      $   1   $   1   $   1
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $   1   $   1   $   1
                                                                                     =====   =====   =====

12. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Statements of Income (Loss) were as follows:

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2011   2010   2009
                                                               ----   ----   ----
Total realized gain (loss) related to certain investments(1)   $(26)  $(15)  $(66)
Variable annuity net derivatives results:(2)
   Gross gain (loss)                                             --     --      1
   Associated amortization of DAC, VOBA, DSI and DFEL            (1)    (2)    --
                                                               ----   ----   ----
      Total realized gain (loss)                               $(27)  $(17)  $(65)
                                                               ====   ====   ====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.

(2)  Represents the change in embedded derivative reserves of our GLB products.

13. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                           -------------------
                                                            2011   2010   2009
                                                            ----   ----   ----
Commissions                                                 $ 80   $ 74   $ 71
General and administrative expenses                           68     61     65
DAC and VOBA deferrals and interest, net of amortization      16      7      7
Taxes, licenses and fees                                      36     16     16
                                                            ----   ----   ----
   Total                                                    $200   $158   $159
                                                            ====   ====   ====

14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, LNC and LNL maintain supplemental retirement plans for certain employees that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans for eligible employees and agents, including those of LLANY, which includes money purchase plans. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were approximately $2 million and are reported in the underwriting, acquisition, insurance and other expenses on our Statements of Income.


DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was approximately $1 million as of December 31, 2011 and 2010, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2011, 2010, and 2009.

DEFERRED COMPENSATION PLANS FOR AGENTS

LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNL makes matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNL's contributions are calculated in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2011, 2010, and 2009.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2011, 2010 and 2009.

17. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                          2011   2010
                          ----   ----
Capital and surplus       $586   $794

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                             -------------------
                                              2011   2010   2009
                                             -----   ----   ----
Net gain (loss) from operations, after-tax   $ (99)   $73   $107
Net income (loss)                             (121)    55     13
Dividends to LNL                                73     80     --

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to an increase in reserves on variable annuity products as a result of the low interest rate environment during 2011.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                       2011   2010
                                                       ----   ----
Calculation of reserves using continuous CARVM          (2)    (5)
Conservative valuation rate on certain annuities        (1)    (1)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We may not pay any dividends in 2012 without New York Department of Insurance approval.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         ---------------------------------------
                                                                2011                 2010
                                                         ------------------   ------------------
                                                         CARRYING     FAIR    CARRYING    FAIR
                                                           VALUE     VALUE      VALUE     VALUE
                                                         --------   -------   --------   -------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 7,288    $ 7,288   $ 6,659    $ 6,659
   Equity securities                                           3          3         3          3
Mortgage loans on real estate                                264        289       225        243
Other investments                                              1          1         1          1
Cash and invested cash                                        17         17        48         48
Separate account assets                                    2,677      2,677     2,660      2,660
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                        (101)      (101)      (24)       (24)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (94)       (94)      (98)       (98)
   Account values of certain investment contracts         (1,386)    (1,545)   (1,396)    (1,442)
Other liabilities:
   Deferred compensation plans embedded derivatives           (1)        (1)       (1)        (1)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      --------------------------------------------------
                                                         QUOTED
                                                         PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                         ASSETS        INPUTS       INPUTS        FAIR
                                                       (LEVEL 1)      (LEVEL 2)    (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   -------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 5          $5,641        $ 140       $5,786
      U.S. Government bonds                                34              --            1           35
      Foreign government bonds                             --              57           --           57
      RMBS                                                 --             838            2          840
      CMBS                                                 --             122            4          126
      CDOs                                                 --              --            3            3
      State and municipal bonds                            --             330           --          330
      Hybrid and redeemable preferred securities           --             101           10          111
   Equity AFS securities                                    3              --           --            3
Cash and invested cash                                     --              17           --           17
Separate account assets                                    --           2,677           --        2,677
                                                          ---          ------        -----       ------
         Total assets                                     $42          $9,783        $ 160       $9,985
                                                          ===          ======        =====       ======
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                      $--          $   --        $(101)      $ (101)
Other liabilities:
   Deferred compensation plans embedded derivatives        --              --           (1)          (1)
                                                          ---          ------        -----       ------
         Total liabilities                                $--          $   --        $(102)      $ (102)
                                                          ===          ======        =====       ======

                                                                    AS OF DECEMBER 31, 2010
                                                      --------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE   TOTAL
                                                        ASSETS         INPUTS        INPUTS       FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)    VALUE
                                                      -----------   -----------   ------------   -------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 5          $4,996        $139        $5,140
      U.S. Government bonds                                32              --           1            33
      Foreign government bonds                             --              29           1            30
      RMBS                                                 --             897           2           899
      CMBS                                                 --             168          15           183
      CDOs                                                 --              --           3             3
      State and municipal bonds                            --             250          --           250
      Hybrid and redeemable preferred securities           --             117           4           121
   Equity AFS securities                                    3              --          --             3
Cash and invested cash                                     --              48          --            48
Separate account assets                                    --           2,660          --         2,660
                                                          ---          ------        -----       ------
         Total assets                                     $40          $9,165        $165        $9,370
                                                          ===          ======        =====       ======
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                      $--          $   --        $(24)       $  (24)
Other liabilities:
   Deferred compensation plans embedded derivatives        --              --          (1)           (1)
                                                          ---          ------        -----       ------
         Total liabilities                                $--          $   --        $(25)       $  (25)
                                                          ===          ======        =====       ======

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                      ITEMS                   SALES,        IN OR
                                                                     INCLUDED    GAINS     MATURITIES,      OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR       NET         IN         CALLS,       LEVEL 3,    FAIR
                                                           VALUE      INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $139        $  3       $  1        $ (7)         $  4      $ 140
      U.S. Government bonds                                   1          --         --          --            --          1
      Foreign government bonds                                1          --         --          --            (1)        --
      RMBS                                                    2          --         --          --            --          2
      CMBS                                                   15         (10)        13         (14)           --          4
      CDOs                                                    3          --         --          --            --          3
      Hybrid and redeemable preferred securities              4          --          3          (6)            9         10
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (24)        (77)        --          --            --       (101)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)       (1)         --         --          --            --         (1)
                                                           ----        ----       ----        ----          ----      -----
         Total, net                                        $140        $(84)      $ 17        $(27)         $ 12      $  58
                                                           ====        ====       ====        ====          ====      =====

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                       ITEMS                  SALES,        IN OR
                                                                     INCLUDED    GAINS     MATURITIES,       OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                            VALUE     INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $160        $ 1        $  6        $(10)         $(18)      $139
      U.S. Government bonds                                  --         --          --          --             1          1
      Foreign government bonds                               --         --          --          --             1          1
      RMBS                                                    3         --          --          (1)           --          2
      CMBS                                                   51         (5)         12         (14)          (29)        15
      CDOs                                                    3         --          --          --            --          3
      Hybrid and redeemable preferred securities             14         --         (10)         --            --          4
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (32)         8          --          --            --        (24)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)       (2)        (2)         --           3            --         (1)
                                                           ----        ---        ----        ----          ----       ----
         Total, net                                        $197        $ 2        $  8        $(22)         $(45)      $140
                                                           ====        ===        ====        ====          ====       ====

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                       ITEMS                  SALES,        IN OR
                                                                     INCLUDED     GAINS     MATURITIES,      OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                            VALUE     INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $ 176       $(2)       $ 3         $ 6           $(23)      $160
      RMBS                                                    22        --         --          (1)           (18)         3
      CMBS                                                    42        --         12          (3)            --         51
      CDOs                                                     4        --          2          (3)            --          3
      State and municipal bonds                               37        --         --          (5)           (32)        --
      Hybrid and redeemable preferred securities               6        --          8          --             --         14
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (124)       92         --          --             --        (32)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)        (2)       (5)        --           5             --         (2)
                                                           -----       ---        ----        ----          ----       ----
         Total, net                                        $ 161       $85        $25         $(1)          $(73)      $197
                                                           =====       ===        ====        ====          ====       ====

----------
(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Income (Loss).

(3) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Income (Loss).

(4) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                               FOR THE YEAR ENDED DECEMBER 31, 2011
                                                   ------------------------------------------------------------
                                                   ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                   ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $14      $ (6)      $(6)         $ (8)      $ (1)   $ (7)
      CMBS                                             --       (12)       --            (2)        --     (14)
      Hybrid and redeemable preferred securities       --        (6)       --            --         --      (6)
                                                      ---      ----       ---          ----       ----    ----
         Total, net                                   $14      $(24)      $(6)         $(10)      $ (1)   $(27)
                                                      ===      ====       ===          ====       ====    ====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2011   2010   2009
                                                          ----   ----   ----
Investments:(1)
   GLB reserves embedded derivatives                      $(69)  $16    $99
Other liabilities:
   Deferred compensation plans embedded derivatives(2)      --    (2)    (5)
                                                          ----   ---    ---
      Total, net                                          $(69)  $14    $94
                                                          ====   ===    ===

----------
(1)  Included in realized gain (loss) on our Statements of Income (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO       OUT OF              IN TO       OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3      LEVEL 3   TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $24        $(20)      $ 4       $ 5        $ (23)    $(18)
      U.S. Government bonds                            --          --        --         1           --        1
      Foreign government bonds                         --          (1)       (1)        1           --        1
      CMBS                                             --          --        --         1          (30)     (29)
      Hybrid and redeemable preferred securities        9          --         9        --           --       --
                                                      ---        ----       ---       ---         ----     ----
         Total, net                                   $33        $(21)      $12       $ 8         $(53)    $(45)
                                                      ===        ====       ===       ===         ====     ====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

19. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital, other corporate investments, and benefit plan net liability.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

     -    Excluded realized gain (loss);

     - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

     - Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

     - Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2011   2010   2009
                                         ----   ----   -----
REVENUES
Operating revenues:
   Annuities                             $115   $111   $ 99
   Retirement Plan Services                56     53     52
   Life Insurance                         555    563    550
   Group Protection                        73     62     48
   Other Operations                        16     18     20
Excluded realized gain (loss), pre-tax    (31)   (20)   (68)
                                         ----   ----   -----
   Total revenues                        $784   $787   $ 701
                                         ====   ====   =====

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2011   2010   2009
                                           -----   ----   ----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                               $  22   $ 22   $ 22
   Retirement Plan Services                    5     (1)     3
   Life Insurance                             64     96     80
   Group Protection                            1     (2)    --
   Other Operations                           (1)    11     12
Excluded realized gain (loss), after-tax     (20)   (13)   (44)
Impairment of intangibles, after-tax        (102)    --     --
                                           -----   ----   ----
   Net income (loss)                       $ (31)  $113   $ 73
                                           =====   ====   ====

                                 FOR THE YEARS ENDED
                                     DECEMBER 31,
                                 -------------------
                                  2011   2010   2009
                                  ----   ----   ----
NET INVESTMENT INCOME
Annuities                         $ 66   $ 69   $ 62
Retirement Plan Services            51     49     48
Life Insurance                     278    277    274
Group Protection                     6      5      4
Other Operations                    16     18     20
                                  ----   ----   ----
   Total net investment income    $417   $418   $408
                                  ====   ====   ====

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2011   2010   2009
                                                          ----   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                  $16    $15   $10
Retirement Plan Services                                     1     10     7
Life Insurance                                              80     53    66
Group Protection                                             2      2     3
                                                           ---    ---   ---
   Total amortization of DAC and VOBA, net of interest     $99    $80   $85
                                                           ===    ===   ===

                                                FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                -------------------
                                                2011   2010   2009
                                                ----   ----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                       $  6   $ 7    $  8
Retirement Plan Services                           2    (1)      2
Life Insurance                                    34    51      43
Group Protection                                   1    (1)     --
Other Operations                                  (1)    6       6
Excluded realized gain (loss)                    (10)   (7)    (24)
                                                ----   ---    ----
   Total federal income tax expense (benefit)   $ 32   $55    $ 35
                                                ====   ===    ====


                           AS OF DECEMBER 31,
                           ------------------
                             2011      2010
                           -------   --------
ASSETS
Annuities                  $ 3,775   $ 3,542
Retirement Plan Services     1,460     1,337
Life Insurance               6,627     6,387
Group Protection               124       102
Other Operations                99       268
                           -------   -------
   Total assets            $12,085   $11,636
                           =======   =======

20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                               -------------------
                               2011   2010   2009
                               ----   ----   -----
Income taxes paid (received)    $17    $15    $(9)
                                ===    ===    ===

21. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                         2011   2010
                                         ----   ----
Assets with affiliates:
   Service agreement receivable(1)       $(8)   $16
   Ceded reinsurance contracts(2)         122    45
   Ceded reinsurance contracts(3)          13    19

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   ----
Revenues with affiliates:
   Premiums paid on ceded reinsurance contracts(4)   $(17)  $(10)  $(17)
   Fees for management of general account(5)           --     --     (4)
Benefits and expenses with affiliates:
   Service agreement payments(6)                       65     57     59

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in reinsurance recoverables on our Balance Sheets.

(3)  Reported in reinsurance related embedded derivatives on our Balance Sheets.

(4)  Reported in insurance premiums on our Statements of Income (Loss).

(5)  Reported in net investment income on our Statements of Income (Loss).

(6) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

      LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                               MORTALITY &
                                                                                                 EXPENSE
                                                                                                GUARANTEE
                                                                                                 CHARGES
                                                                                               PAYABLE TO
                                                                                             LINCOLN LIFE &
                                                                                                 ANNUITY
                                                                                               COMPANY OF
SUBACCOUNT                                                      INVESTMENTS   TOTAL ASSETS      NEW YORK      NET ASSETS
-------------------------------------------------------------   -----------   ------------   --------------   ----------
ABVPSF Global Thematic Growth Class A                           $   16,728     $   16,728          $ --       $   16,728
ABVPSF Growth and Income Class A                                     7,078          7,078            --            7,078
ABVPSF International Value Class A                                   9,639          9,639            --            9,639
ABVPSF Small/Mid Cap Value Class A                                 210,578        210,578            --          210,578
American Century VP Income & Growth Class I                         39,871         39,871             1           39,870
American Century VP Inflation Protection Class II                  137,321        137,321             3          137,318
American Century VP International Class I                           16,460         16,460            --           16,460
American Funds Global Growth Class 2                               208,016        208,016             5          208,011
American Funds Global Small Capitalization Class 2                  84,599         84,599            --           84,599
American Funds Growth Class 2                                      397,325        397,325             6          397,319
American Funds Growth-Income Class 2                               259,371        259,371             6          259,365
American Funds High-Income Bond Class 2                             18,893         18,893            --           18,893
American Funds International Class 2                               625,636        625,636            10          625,626
American Funds U.S. Government/AAA-Rated Securities Class 2        296,053        296,053             8          296,045
BlackRock Global Allocation V.I. Class I                            38,981         38,981             1           38,980
Delaware VIP Diversified Income Standard Class                       4,297          4,297            --            4,297
Delaware VIP Emerging Markets Standard Class                       327,868        327,868             7          327,861
Delaware VIP High Yield Standard Class                             261,334        261,334             3          261,331
Delaware VIP REIT Standard Class                                   109,897        109,897             2          109,895
Delaware VIP Small Cap Value Standard Class                        268,451        268,451             6          268,445
Delaware VIP U.S. Growth Standard Class                             53,967         53,967             1           53,966
Delaware VIP Value Standard Class                                   21,218         21,218            --           21,218
DWS VIP Equity 500 Index Class A                                   429,350        429,350             6          429,344
DWS VIP Small Cap Index Class A                                    109,943        109,943             1          109,942
Fidelity VIP Asset Manager Service Class                           263,310        263,310             6          263,304
Fidelity VIP Contrafund Service Class                              406,145        406,145             9          406,136
Fidelity VIP Equity-Income Service Class                           223,829        223,829             5          223,824
Fidelity VIP Mid Cap Service Class                                 167,666        167,666             4          167,662
Fidelity VIP Overseas Service Class                                 17,477         17,477            --           17,477
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1              4,109          4,109            --            4,109
FTVIPT Franklin U.S. Government Class 1                            200,581        200,581             4          200,577
FTVIPT Mutual Shares Securities Class 1                            283,135        283,135             1          283,134
FTVIPT Templeton Global Bond Securities Class 1                    120,376        120,376             3          120,373
FTVIPT Templeton Growth Securities Class 1                         184,857        184,857             4          184,853
Janus Aspen Series Balanced Service Class                          332,280        332,280            13          332,267
Janus Aspen Series Flexible Bond Service Class                       1,680          1,680            --            1,680
LVIP Baron Growth Opportunities Standard Class                      16,363         16,363            --           16,363
LVIP Baron Growth Opportunities Service Class                      135,360        135,360            --          135,360
LVIP Delaware Bond Standard Class                                1,053,058      1,053,058            20        1,053,038
LVIP Delaware Foundation Aggressive Allocation Standard Class       32,049         32,049             1           32,048
LVIP Delaware Growth and Income Standard Class                      51,031         51,031             1           51,030
LVIP Delaware Social Awareness Standard Class                        1,380          1,380            --            1,380
LVIP Janus Capital Appreciation Standard Class                       2,662          2,662            --            2,662
LVIP Mondrian International Value Standard Class                   203,998        203,998             4          203,994
LVIP Money Market Standard Class                                 5,737,980      5,737,980           118        5,737,862
LVIP Protected Profile Conservative Standard Class                   7,424          7,424            --            7,424
LVIP Protected Profile Growth Standard Class                        15,415         15,415            --           15,415
LVIP Protected Profile Moderate Standard Class                     109,200        109,200             2          109,198
LVIP SSgA S&P 500 Index Standard Class                              96,853         96,853             2           96,851
LVIP SSgA Small-Cap Index Standard Class                            95,111         95,111             2           95,109
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         11,766         11,766            --           11,766
LVIP Templeton Growth Standard Class                                94,577         94,577             2           94,575
LVIP Wells Fargo Intrinsic Value Standard Class                    204,068        204,068             4          204,064
MFS VIT Total Return Initial Class                                 483,141        483,141             9          483,132
MFS VIT Utilities Initial Class                                    123,399        123,399             3          123,396
NB AMT Mid-Cap Growth I Class                                       70,675         70,675             2           70,673
NB AMT Regency I Class                                              22,987         22,987             1           22,986

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                                 DIVIDENDS
                                                                   FROM        MORTALITY AND          NET
                                                                INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                                        INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-------------------------------------------------------------   ----------   -----------------   -------------
ABVPSF Global Thematic Growth Class A                             $   100         $    (67)         $     33
ABVPSF Growth and Income Class A                                      217              (51)              166
ABVPSF International Value Class A                                  2,385              (33)            2,352
ABVPSF Small/Mid Cap Value Class A                                  1,065              (89)              976
American Century VP Income & Growth Class I                           356              (56)              300
American Century VP Inflation Protection Class II                   5,834             (569)            5,265
American Century VP International Class I                             253              (64)              189
American Funds Global Growth Class 2                                2,974             (914)            2,060
American Funds Global Small Capitalization Class 2                  1,296              (93)            1,203
American Funds Growth Class 2                                       2,659           (1,231)            1,428
American Funds Growth-Income Class 2                                4,182           (1,059)            3,123
American Funds High-Income Bond Class 2                             1,569              (91)            1,478
American Funds International Class 2                               11,964           (2,100)            9,864
American Funds U.S. Government/AAA-Rated Securities Class 2         5,167           (1,362)            3,805
BlackRock Global Allocation V.I. Class I                              915             (157)              758
Delaware VIP Diversified Income Standard Class                        448              (33)              415
Delaware VIP Emerging Markets Standard Class                        6,858           (1,508)            5,350
Delaware VIP High Yield Standard Class                             20,331             (543)           19,788
Delaware VIP Limited-Term Diversified Income Standard Class           492              (94)              398
Delaware VIP REIT Standard Class                                    2,051             (467)            1,584
Delaware VIP Small Cap Value Standard Class                         1,320           (1,072)              248
Delaware VIP U.S. Growth Standard Class                                96             (183)              (87)
Delaware VIP Value Standard Class                                     394              (76)              318
DWS VIP Equity 500 Index Class A                                   10,758           (1,712)            9,046
DWS VIP Small Cap Index Class A                                       922             (191)              731
Fidelity VIP Asset Manager Service Class                            5,195           (1,100)            4,095
Fidelity VIP Contrafund Service Class                               3,486           (1,469)            2,017
Fidelity VIP Equity-Income Service Class                            5,585           (1,048)            4,537
Fidelity VIP Mid Cap Service Class                                    199             (572)             (373)
Fidelity VIP Overseas Service Class                                   269              (88)              181
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                --              (17)              (17)
FTVIPT Franklin U.S. Government Class 1                             6,452             (785)            5,667
FTVIPT Mutual Shares Securities Class 1                             7,092             (158)            6,934
FTVIPT Templeton Global Bond Securities Class 1                     7,746             (541)            7,205
FTVIPT Templeton Growth Securities Class 1                          3,201             (891)            2,310
Janus Aspen Series Balanced Service Class                           7,376           (2,359)            5,017
Janus Aspen Series Flexible Bond Service Class                         56               (7)               49
LVIP Baron Growth Opportunities Standard Class                         --              (66)              (66)
LVIP Baron Growth Opportunities Service Class                          --              (49)              (49)
LVIP Delaware Bond Standard Class                                  35,102           (3,598)           31,504
LVIP Delaware Foundation Aggressive Allocation Standard Class         748             (153)              595
LVIP Delaware Growth and Income Standard Class                        552             (236)              316
LVIP Delaware Social Awareness Standard Class                          11               (6)                5
LVIP Janus Capital Appreciation Standard Class                          6               (7)               (1)
LVIP Mondrian International Value Standard Class                    6,773             (870)            5,903
LVIP Money Market Standard Class                                    1,718          (21,545)          (19,827)
LVIP Protected Profile Conservative Standard Class                    241              (65)              176
LVIP Protected Profile Growth Standard Class                          404              (83)              321
LVIP Protected Profile Moderate Standard Class                      1,965             (441)            1,524
LVIP SSgA Bond Index Standard Class                                    --               --                --
LVIP SSgA Global Tactical Allocation Standard Class                    --               (2)               (2)
LVIP SSgA S&P 500 Index Standard Class                                903             (414)              489
LVIP SSgA Small-Cap Index Standard Class                              348             (411)              (63)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class            --              (30)              (30)
LVIP Templeton Growth Standard Class                                2,140             (413)            1,727
LVIP Wells Fargo Intrinsic Value Standard Class                     2,086             (839)            1,247
MFS VIT Total Return Initial Class                                 12,613           (1,666)           10,947
MFS VIT Utilities Initial Class                                     3,670             (471)            3,199
NB AMT Mid-Cap Growth I Class                                          --             (403)             (403)
NB AMT Regency I Class                                                157             (168)              (11)

                                                                                   DIVIDENDS
                                                                                     FROM            TOTAL
                                                                 NET REALIZED    NET REALIZED    NET REALIZED
                                                                  GAIN (LOSS)       GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                      ON INVESTMENTS    INVESTMENTS   ON INVESTMENTS
-------------------------------------------------------------   --------------   ------------   --------------
ABVPSF Global Thematic Growth Class A                            $   11,856        $    --       $   11,856
ABVPSF Growth and Income Class A                                       (336)            --             (336)
ABVPSF International Value Class A                                  (24,545)            --          (24,545)
ABVPSF Small/Mid Cap Value Class A                                   10,055             --           10,055
American Century VP Income & Growth Class I                            (571)            --             (571)
American Century VP Inflation Protection Class II                     3,281          1,786            5,067
American Century VP International Class I                               994             --              994
American Funds Global Growth Class 2                                  5,000             --            5,000
American Funds Global Small Capitalization Class 2                    1,073             --            1,073
American Funds Growth Class 2                                       575,441             --          575,441
American Funds Growth-Income Class 2                                 96,106             --           96,106
American Funds High-Income Bond Class 2                                (162)            --             (162)
American Funds International Class 2                                  5,868             --            5,868
American Funds U.S. Government/AAA-Rated Securities Class 2             796          6,619            7,415
BlackRock Global Allocation V.I. Class I                                408            896            1,304
Delaware VIP Diversified Income Standard Class                          263            440              703
Delaware VIP Emerging Markets Standard Class                        953,038             --          953,038
Delaware VIP High Yield Standard Class                              169,127             --          169,127
Delaware VIP Limited-Term Diversified Income Standard Class           1,946            449            2,395
Delaware VIP REIT Standard Class                                    238,656             --          238,656
Delaware VIP Small Cap Value Standard Class                           2,098             --            2,098
Delaware VIP U.S. Growth Standard Class                               2,923             --            2,923
Delaware VIP Value Standard Class                                     1,073             --            1,073
DWS VIP Equity 500 Index Class A                                     29,601             --           29,601
DWS VIP Small Cap Index Class A                                       2,476             --            2,476
Fidelity VIP Asset Manager Service Class                                393          1,333            1,726
Fidelity VIP Contrafund Service Class                               303,461             --          303,461
Fidelity VIP Equity-Income Service Class                              6,538             --            6,538
Fidelity VIP Mid Cap Service Class                                1,094,235            228        1,094,463
Fidelity VIP Overseas Service Class                                   3,508             33            3,541
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                  59             --               59
FTVIPT Franklin U.S. Government Class 1                                 201             --              201
FTVIPT Mutual Shares Securities Class 1                             293,956             --          293,956
FTVIPT Templeton Global Bond Securities Class 1                       8,654            870            9,524
FTVIPT Templeton Growth Securities Class 1                              (81)            --              (81)
Janus Aspen Series Balanced Service Class                               933         16,904           17,837
Janus Aspen Series Flexible Bond Service Class                            4             89               93
LVIP Baron Growth Opportunities Standard Class                          (23)            --              (23)
LVIP Baron Growth Opportunities Service Class                         3,935             --            3,935
LVIP Delaware Bond Standard Class                                     5,063         24,480           29,543
LVIP Delaware Foundation Aggressive Allocation Standard Class          (515)            --             (515)
LVIP Delaware Growth and Income Standard Class                        3,468             --            3,468
LVIP Delaware Social Awareness Standard Class                             1             --                1
LVIP Janus Capital Appreciation Standard Class                            2             --                2
LVIP Mondrian International Value Standard Class                    240,727             --          240,727
LVIP Money Market Standard Class                                         --              6                6
LVIP Protected Profile Conservative Standard Class                   79,024             --           79,024
LVIP Protected Profile Growth Standard Class                            (49)            --              (49)
LVIP Protected Profile Moderate Standard Class                           83             --               83
LVIP SSgA Bond Index Standard Class                                  40,007             --           40,007
LVIP SSgA Global Tactical Allocation Standard Class                     879             --              879
LVIP SSgA S&P 500 Index Standard Class                              593,998             --          593,998
LVIP SSgA Small-Cap Index Standard Class                            333,288             --          333,288
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class           1,023             --            1,023
LVIP Templeton Growth Standard Class                                  1,092             --            1,092
LVIP Wells Fargo Intrinsic Value Standard Class                         101             --              101
MFS VIT Total Return Initial Class                                      856             --              856
MFS VIT Utilities Initial Class                                       4,610             --            4,610
NB AMT Mid-Cap Growth I Class                                         4,700             --            4,700
NB AMT Regency I Class                                                  140             --              140

                                                                   NET CHANGE       NET INCREASE
                                                                 IN UNREALIZED     (DECREASE) IN
                                                                APPRECIATION OR      NET ASSETS
                                                                  DEPRECIATION       RESULTING
SUBACCOUNT                                                       ON INVESTMENTS   FROM OPERATIONS
-------------------------------------------------------------   ---------------   ---------------
ABVPSF Global Thematic Growth Class A                            $   (19,507)       $  (7,618)
ABVPSF Growth and Income Class A                                        (300)            (470)
ABVPSF International Value Class A                                   (11,538)         (33,731)
ABVPSF Small/Mid Cap Value Class A                                   (28,115)         (17,084)
American Century VP Income & Growth Class I                              346               75
American Century VP Inflation Protection Class II                      5,249           15,581
American Century VP International Class I                             (3,569)          (2,386)
American Funds Global Growth Class 2                                 (27,328)         (20,268)
American Funds Global Small Capitalization Class 2                   (22,333)         (20,057)
American Funds Growth Class 2                                       (573,721)           3,148
American Funds Growth-Income Class 2                                 (93,128)           6,101
American Funds High-Income Bond Class 2                               (1,476)            (160)
American Funds International Class 2                                 (95,541)         (79,809)
American Funds U.S. Government/AAA-Rated Securities Class 2            8,192           19,412
BlackRock Global Allocation V.I. Class I                              (3,721)          (1,659)
Delaware VIP Diversified Income Standard Class                          (630)             488
Delaware VIP Emerging Markets Standard Class                      (1,123,433)        (165,045)
Delaware VIP High Yield Standard Class                              (153,110)          35,805
Delaware VIP Limited-Term Diversified Income Standard Class           (1,998)             795
Delaware VIP REIT Standard Class                                    (197,933)          42,307
Delaware VIP Small Cap Value Standard Class                           (6,871)          (4,525)
Delaware VIP U.S. Growth Standard Class                                  543            3,379
Delaware VIP Value Standard Class                                        174            1,565
DWS VIP Equity 500 Index Class A                                     (40,166)          (1,519)
DWS VIP Small Cap Index Class A                                       (7,225)          (4,018)
Fidelity VIP Asset Manager Service Class                             (14,194)          (8,373)
Fidelity VIP Contrafund Service Class                               (283,637)          21,841
Fidelity VIP Equity-Income Service Class                              (9,718)           1,357
Fidelity VIP Mid Cap Service Class                                (1,088,487)           5,603
Fidelity VIP Overseas Service Class                                   (7,126)          (3,404)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                 (258)            (216)
FTVIPT Franklin U.S. Government Class 1                                4,715           10,583
FTVIPT Mutual Shares Securities Class 1                             (248,525)          52,365
FTVIPT Templeton Global Bond Securities Class 1                      (17,630)            (901)
FTVIPT Templeton Growth Securities Class 1                           (16,570)         (14,341)
Janus Aspen Series Balanced Service Class                            (20,645)           2,209
Janus Aspen Series Flexible Bond Service Class                           (47)              95
LVIP Baron Growth Opportunities Standard Class                           375              286
LVIP Baron Growth Opportunities Service Class                         (2,346)           1,540
LVIP Delaware Bond Standard Class                                     15,660           76,707
LVIP Delaware Foundation Aggressive Allocation Standard Class         (1,388)          (1,308)
LVIP Delaware Growth and Income Standard Class                        (3,214)             570
LVIP Delaware Social Awareness Standard Class                             (3)               3
LVIP Janus Capital Appreciation Standard Class                           (28)             (27)
LVIP Mondrian International Value Standard Class                    (191,056)          55,574
LVIP Money Market Standard Class                                          --          (19,821)
LVIP Protected Profile Conservative Standard Class                   (73,451)           5,749
LVIP Protected Profile Growth Standard Class                          (1,064)            (792)
LVIP Protected Profile Moderate Standard Class                          (759)             848
LVIP SSgA Bond Index Standard Class                                  (35,825)           4,182
LVIP SSgA Global Tactical Allocation Standard Class                     (827)              50
LVIP SSgA S&P 500 Index Standard Class                              (541,846)          52,641
LVIP SSgA Small-Cap Index Standard Class                            (352,889)         (19,664)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class             (354)             639
LVIP Templeton Growth Standard Class                                  (5,955)          (3,136)
LVIP Wells Fargo Intrinsic Value Standard Class                       (8,151)          (6,803)
MFS VIT Total Return Initial Class                                    (5,480)           6,323
MFS VIT Utilities Initial Class                                         (196)           7,613
NB AMT Mid-Cap Growth I Class                                         (5,114)            (817)
NB AMT Regency I Class                                                (1,906)          (1,777)

See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                 ABVPSF                                    ABVPSF
                                                 GLOBAL       ABVPSF         ABVPSF        SMALL/
                                                THEMATIC    GROWTH AND   INTERNATIONAL     MID CAP
                                                 GROWTH       INCOME         VALUE          VALUE
                                                CLASS A      CLASS A        CLASS A        CLASS A
                                               SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                               ----------   ----------   -------------   ----------
NET ASSETS AT JANUARY 1, 2010                  $ 763,024    $  14,135      $ 146,902     $ 104,248
Changes From Operations:
   - Net investment income (loss)                 14,340          (29)         3,967           502
   - Net realized gain (loss) on investments      25,826          (93)        12,400         8,372
   - Net change in unrealized appreciation
     or depreciation on investments              (61,847)         708        (16,958)       27,588
                                               ---------    ---------      ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (21,681)         586           (591)       36,462
Changes From Unit Transactions:
   - Contract purchases                          187,350           --         59,140        44,781
   - Contract withdrawals                        (18,721)        (207)        (5,894)       (4,958)
   - Contract transfers                         (582,473)      (7,829)       (78,986)       49,355
                                               ---------    ---------      ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (413,844)      (8,036)       (25,740)       89,178
                                               ---------    ---------      ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (435,525)      (7,450)       (26,331)      125,640
                                               ---------    ---------      ---------     ---------
NET ASSETS AT DECEMBER 31, 2010                  327,499        6,685        120,571       229,888
Changes From Operations:
   - Net investment income (loss)                     33          166          2,352           976
   - Net realized gain (loss) on investments      11,856         (336)       (24,545)       10,055
   - Net change in unrealized appreciation
     or depreciation on investments              (19,507)        (300)       (11,538)      (28,115)
                                               ---------    ---------      ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (7,618)        (470)       (33,731)      (17,084)
Changes From Unit Transactions:
   - Contract purchases                               --           --         36,492        32,531
   - Contract withdrawals                       (309,262)        (170)        (3,922)       (5,495)
   - Contract transfers                            6,109        1,033       (109,771)      (29,262)
                                               ---------    ---------      ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (303,153)         863        (77,201)       (2,226)
                                               ---------    ---------      ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (310,771)         393       (110,932)      (19,310)
                                               ---------    ---------      ---------     ---------
NET ASSETS AT DECEMBER 31, 2011                $  16,728    $   7,078      $   9,639     $ 210,578
                                               =========    =========      =========     =========

                                                AMERICAN     AMERICAN                     AMERICAN       AMERICAN
                                               CENTURY VP   CENTURY VP     AMERICAN         FUNDS          FUNDS
                                                INCOME &    INFLATION     CENTURY VP       GLOBAL      GLOBAL SMALL
                                                 GROWTH     PROTECTION   INTERNATIONAL     GROWTH     CAPITALIZATION
                                                 CLASS I     CLASS II       CLASS I        CLASS 2        CLASS 2
                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                               ----------   ----------   -------------   ----------   --------------
NET ASSETS AT JANUARY 1, 2010                   $    71      $143,195       $ 9,238       $286,208       $ 66,630
Changes From Operations:
   - Net investment income (loss)                    16         1,980           139          2,453          1,018
   - Net realized gain (loss) on investments         (1)        2,782           323          4,349          6,352
   - Net change in unrealized appreciation
     or depreciation on investments                  94         2,034         1,277         11,310          6,345
                                                -------      --------       -------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        109         6,796         1,739         18,112         13,715
Changes From Unit Transactions:
   - Contract purchases                              --            --            --             --          9,489
   - Contract withdrawals                           (16)       (7,507)         (101)       (14,705)        (1,577)
   - Contract transfers                           1,200         2,818           284        (47,165)        17,182
                                                -------      --------       -------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,184        (4,689)          183        (61,870)        25,094
                                                -------      --------       -------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,293         2,107         1,922        (43,758)        38,809
                                                -------      --------       -------       --------       --------
NET ASSETS AT DECEMBER 31, 2010                   1,364       145,302        11,160        242,450        105,439
Changes From Operations:
   - Net investment income (loss)                   300         5,265           189          2,060          1,203
   - Net realized gain (loss) on investments       (571)        5,067           994          5,000          1,073
   - Net change in unrealized appreciation
     or depreciation on investments                 346         5,249        (3,569)       (27,328)       (22,333)
                                                -------      --------       -------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         75        15,581        (2,386)       (20,268)       (20,057)
Changes From Unit Transactions:
   - Contract purchases                              --            --            --             --          8,649
   - Contract withdrawals                          (187)       (7,787)         (201)       (14,915)        (2,062)
   - Contract transfers                          38,618       (15,778)        7,887            744         (7,370)
                                                -------      --------       -------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              38,431       (23,565)        7,686        (14,171)          (783)
                                                -------      --------       -------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          38,506        (7,984)        5,300        (34,439)       (20,840)
                                                -------      --------       -------       --------       --------
NET ASSETS AT DECEMBER 31, 2011                 $39,870      $137,318       $16,460       $208,011       $ 84,599
                                                =======      ========       =======       ========       ========

                                                                               AMERICAN
                                                 AMERICAN       AMERICAN        FUNDS         AMERICAN
                                                  FUNDS          FUNDS       HIGH-INCOME       FUNDS
                                                  GROWTH     GROWTH-INCOME       BOND      INTERNATIONAL
                                                 CLASS 2        CLASS 2        CLASS 2        CLASS 2
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                               -----------   -------------   -----------   -------------
NET ASSETS AT JANUARY 1, 2010                  $ 1,311,566    $ 1,201,051      $ 52,654      $454,641
Changes From Operations:
   - Net investment income (loss)                   14,419         18,021         1,954         8,508
   - Net realized gain (loss) on investments        60,883        (66,507)       13,924         2,972
   - Net change in unrealized appreciation
     or depreciation on investments                287,904         98,217        (6,993)       25,789
                                               -----------    -----------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       363,206         49,731         8,885        37,269
Changes From Unit Transactions:
   - Contract purchases                            310,086        303,984        18,153           254
   - Contract withdrawals                          (58,371)       (30,595)       (1,906)      (17,865)
   - Contract transfers                            534,576       (175,975)      (59,262)       92,676
                                               -----------    -----------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                786,291         97,414       (43,015)       75,065
                                               -----------    -----------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,149,497        147,145       (34,130)      112,334
                                               -----------    -----------      --------      --------
NET ASSETS AT DECEMBER 31, 2010                  2,461,063      1,348,196        18,524       566,975
Changes From Operations:
   - Net investment income (loss)                    1,428          3,123         1,478         9,864
   - Net realized gain (loss) on investments       575,441         96,106          (162)        5,868
   - Net change in unrealized appreciation
     or depreciation on investments               (573,721)       (93,128)       (1,476)      (95,541)
                                               -----------    -----------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         3,148          6,101          (160)      (79,809)
Changes From Unit Transactions:
   - Contract purchases                             29,583             --         8,814         9,574
   - Contract withdrawals                       (2,088,678)    (1,102,188)         (515)      (24,364)
   - Contract transfers                             (7,797)         7,256        (7,770)      153,250
                                               -----------    -----------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (2,066,892)    (1,094,932)          529       138,460
                                               -----------    -----------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (2,063,744)    (1,088,831)          369        58,651
                                               -----------    -----------      --------      --------
NET ASSETS AT DECEMBER 31, 2011                $   397,319    $   259,365      $ 18,893      $625,626
                                               ===========    ===========      ========      ========

See accompanying notes.

                                                AMERICAN                         DELAWARE      DELAWARE
                                               FUNDS U.S.                          VIP            VIP
                                               GOVERNMENT/      BLACKROCK      DIVERSIFIED     EMERGING
                                                AAA-RATED        GLOBAL           INCOME        MARKETS
                                               SECURITIES    ALLOCATION V.I.     STANDARD      STANDARD
                                                 CLASS 2         CLASS I          CLASS          CLASS
                                               SUBACCOUNT      SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                               -----------   ---------------   -----------   -----------
NET ASSETS AT JANUARY 1, 2010                   $267,329         $    --         $15,119     $ 3,676,314
Changes From Operations:
   - Net investment income (loss)                  3,747             391             792          27,022
   - Net realized gain (loss) on investments       3,361             225             789         147,873
   - Net change in unrealized appreciation
     or depreciation on investments                6,983           2,553            (819)        637,888
                                                --------         -------         -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      14,091           3,169             762         812,783
Changes From Unit Transactions:
   - Contract purchases                               --              --              --         810,484
   - Contract withdrawals                         (3,830)           (480)           (186)       (126,820)
   - Contract transfers                            9,814          36,468          (8,572)       (359,406)
                                                --------         -------         -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                5,984          35,988          (8,758)        324,258
                                                --------         -------         -------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           20,075          39,157          (7,996)      1,137,041
                                                --------         -------         -------     -----------
NET ASSETS AT DECEMBER 31, 2010                  287,404          39,157           7,123       4,813,355
Changes From Operations:
   - Net investment income (loss)                  3,805             758             415           5,350
   - Net realized gain (loss) on investments       7,415           1,304             703         953,038
   - Net change in unrealized appreciation
     or depreciation on investments                8,192          (3,721)           (630)     (1,123,433)
                                                --------         -------         -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      19,412          (1,659)            488        (165,045)
Changes From Unit Transactions:
   - Contract purchases                               --           6,435              --           6,443
   - Contract withdrawals                         (3,972)         (4,953)           (138)     (4,333,963)
   - Contract transfers                           (6,799)             --          (3,176)          7,071
                                                --------         -------         -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (10,771)          1,482          (3,314)     (4,320,449)
                                                --------         -------         -------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            8,641            (177)         (2,826)     (4,485,494)
                                                --------         -------         -------     -----------
NET ASSETS AT DECEMBER 31, 2011                 $296,045         $38,980         $ 4,297     $   327,861
                                                ========         =======         =======     ===========

                                                               DELAWARE
                                                                  VIP                      DELAWARE
                                                 DELAWARE    LIMITED-TERM                    VIP
                                                   VIP        DIVERSIFIED    DELAWARE     SMALL CAP     DELAWARE
                                                HIGH YIELD      INCOME       VIP REIT       VALUE      VIP TREND
                                                 STANDARD      STANDARD      STANDARD      STANDARD     STANDARD
                                                  CLASS          CLASS        CLASS         CLASS        CLASS
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                               -----------   ------------   -----------   ----------   ----------
NET ASSETS AT JANUARY 1, 2010                  $ 1,941,011     $ 58,202     $   497,976    $ 335,096      $ --
Changes From Operations:
   - Net investment income (loss)                   91,557        1,008          32,190        1,100        (5)
   - Net realized gain (loss) on investments       185,702        1,365          20,306       14,239       (41)
   - Net change in unrealized appreciation
     or depreciation on investments                (33,523)        (349)        169,600       65,121        --
                                               -----------     --------     -----------    ---------      ----
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       243,736        2,024         222,096       80,460       (46)
Changes From Unit Transactions:
   - Contract purchases                            479,571           --          97,630       17,664        --
   - Contract withdrawals                          (47,583)        (681)        (24,674)      (9,931)      (14)
   - Contract transfers                         (1,052,680)     (19,582)        543,045     (153,557)       60
                                               -----------     --------     -----------    ---------      ----
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (620,692)     (20,263)        616,001     (145,824)       46
                                               -----------     --------     -----------    ---------      ----
TOTAL INCREASE (DECREASE) IN NET ASSETS           (376,956)     (18,239)        838,097      (65,364)       --
                                               -----------     --------     -----------    ---------      ----
NET ASSETS AT DECEMBER 31, 2010                  1,564,055       39,963       1,336,073      269,732        --
Changes From Operations:
   - Net investment income (loss)                   19,788          398           1,584          248        --
   - Net realized gain (loss) on investments       169,127        2,395         238,656        2,098        --
   - Net change in unrealized appreciation
     or depreciation on investments               (153,110)      (1,998)       (197,933)      (6,871)       --
                                               -----------     --------     -----------    ---------      ----
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        35,805          795          42,307       (4,525)       --
Changes From Unit Transactions:
   - Contract purchases                              5,817           --              --        6,435        --
   - Contract withdrawals                       (1,380,099)        (251)     (1,247,697)      (7,997)       --
   - Contract transfers                             35,753      (40,507)        (20,788)       4,800        --
                                               -----------     --------     -----------    ---------      ----
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (1,338,529)     (40,758)     (1,268,485)       3,238        --
                                               -----------     --------     -----------    ---------      ----
TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,302,724)     (39,963)     (1,226,178)      (1,287)       --
                                               -----------     --------     -----------    ---------      ----
NET ASSETS AT DECEMBER 31, 2011                $   261,331     $     --     $   109,895    $ 268,445      $ --
                                               ===========     ========     ===========    =========      ====

                                                DELAWARE
                                                   VIP        DELAWARE     DWS VIP      DWS VIP
                                               U.S. GROWTH    VIP VALUE   EQUITY 500   SMALL CAP
                                                STANDARD      STANDARD      INDEX        INDEX
                                                  CLASS         CLASS      CLASS A      CLASS A
                                               SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                               -----------   ----------   ----------   ----------
NET ASSETS AT JANUARY 1, 2010                    $36,893      $ 9,432     $ 431,828     $ 74,534
Changes From Operations:
   - Net investment income (loss)                   (123)         192         7,913          238
   - Net realized gain (loss) on investments         144            7         1,732        5,272
   - Net change in unrealized appreciation
     or depreciation on investments                4,945        1,207        72,534        7,914
                                                 -------      -------     ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       4,966        1,406        82,179       13,424
Changes From Unit Transactions:
   - Contract purchases                               --           --        67,552        9,488
   - Contract withdrawals                           (509)        (207)      (12,889)      (1,667)
   - Contract transfers                              600           --        76,037       (2,397)
                                                 -------      -------     ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   91         (207)      130,700        5,424
                                                 -------      -------     ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            5,057        1,199       212,879       18,848
                                                 -------      -------     ---------     --------
NET ASSETS AT DECEMBER 31, 2010                   41,950       10,631       644,707       93,382
Changes From Operations:
   - Net investment income (loss)                    (87)         318         9,046          731
   - Net realized gain (loss) on investments       2,923        1,073        29,601        2,476
   - Net change in unrealized appreciation
     or depreciation on investments                  543          174       (40,166)      (7,225)
                                                 -------      -------     ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       3,379        1,565        (1,519)      (4,018)
Changes From Unit Transactions:
   - Contract purchases                               --           --        49,457        8,597
   - Contract withdrawals                           (497)        (417)      (15,783)      (2,354)
   - Contract transfers                            9,134        9,439      (247,518)      14,335
                                                 -------      -------     ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                8,637        9,022      (213,844)      20,578
                                                 -------      -------     ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           12,016       10,587      (215,363)      16,560
                                                 -------      -------     ---------     --------
NET ASSETS AT DECEMBER 31, 2011                  $53,966      $21,218     $ 429,344     $109,942
                                                 =======      =======     =========     ========

See accompanying notes.

                                                FIDELITY VIP
                                                   ASSET       FIDELITY VIP     FIDELITY VIP   FIDELITY VIP
                                                  MANAGER       CONTRAFUND     EQUITY-INCOME      MID CAP
                                               SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                               -------------   -------------   -------------   -------------
NET ASSETS AT JANUARY 1, 2010                    $244,065       $ 1,773,121      $239,838       $ 1,981,995
Changes From Operations:
   - Net investment income (loss)                   3,116            19,965         3,023             6,743
   - Net realized gain (loss) on investments        1,447            (2,040)        5,432           167,061
   - Net change in unrealized appreciation
     or depreciation on investments                28,608           301,677        25,399           524,103
                                                 --------       -----------      --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       33,171           319,602        33,854           697,907
Changes From Unit Transactions:
   - Contract purchases                                --           327,703            --           488,230
   - Contract withdrawals                          (2,473)          (51,668)      (14,710)          (64,204)
   - Contract transfers                                --          (197,919)       (7,402)          (47,139)
                                                 --------       -----------      --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (2,473)           78,116       (22,112)          376,887
                                                 --------       -----------      --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            30,698           397,718        11,742         1,074,794
                                                 --------       -----------      --------       -----------
NET ASSETS AT DECEMBER 31, 2010                   274,763         2,170,839       251,580         3,056,789
Changes From Operations:
   - Net investment income (loss)                   4,095             2,017         4,537              (373)
   - Net realized gain (loss) on investments        1,726           303,461         6,538         1,094,463
   - Net change in unrealized appreciation
     or depreciation on investments               (14,194)         (283,637)       (9,718)       (1,088,487)
                                                 --------       -----------      --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (8,373)           21,841         1,357             5,603
Changes From Unit Transactions:
   - Contract purchases                                --                --            --             6,441
   - Contract withdrawals                          (3,086)       (1,780,162)      (15,329)       (2,886,220)
   - Contract transfers                                --            (6,382)      (13,784)          (14,951)
                                                 --------       -----------      --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (3,086)       (1,786,544)      (29,113)       (2,894,730)
                                                 --------       -----------      --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (11,459)       (1,764,703)      (27,756)       (2,889,127)
                                                 --------       -----------      --------       -----------
NET ASSETS AT DECEMBER 31, 2011                  $263,304       $   406,136      $223,824       $   167,662
                                                 ========       ===========      ========       ===========

                                                                 FTVIPT
                                                                FRANKLIN                       FTVIPT        FTVIPT
                                                                SMALL-MID      FTVIPT          MUTUAL      TEMPLETON
                                                FIDELITY VIP   CAP GROWTH   FRANKLIN U.S.      SHARES     GLOBAL BOND
                                                  OVERSEAS     SECURITIES    GOVERNMENT      SECURITIES    SECURITIES
                                               SERVICE CLASS     CLASS 1       CLASS 1        CLASS 1       CLASS 1
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                               -------------   ----------   -------------   -----------   -----------
NET ASSETS AT JANUARY 1, 2010                     $  4,539       $3,597       $184,637      $ 1,633,271    $176,660
Changes From Operations:
   - Net investment income (loss)                      584          (15)         5,674           52,021       2,112
   - Net realized gain (loss) on investments            91           29            156           19,597       8,013
   - Net change in unrealized appreciation
     or depreciation on investments                  6,298          956          3,628           96,532      13,532
                                                  --------       ------       --------      -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         6,973          970          9,458          168,150      23,657
Changes From Unit Transactions:
   - Contract purchases                                 --           --             --          523,088          --
   - Contract withdrawals                             (235)         (97)        (1,869)         (55,190)     (7,989)
   - Contract transfers                             44,101           --             --          782,371      (7,612)
                                                  --------       ------       --------      -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 43,866          (97)        (1,869)       1,250,269     (15,601)
                                                  --------       ------       --------      -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             50,839          873          7,589        1,418,419       8,056
                                                  --------       ------       --------      -----------    --------
NET ASSETS AT DECEMBER 31, 2010                     55,378        4,470        192,226        3,051,690     184,716
Changes From Operations:
   - Net investment income (loss)                      181          (17)         5,667            6,934       7,205
   - Net realized gain (loss) on investments         3,541           59            201          293,956       9,524
   - Net change in unrealized appreciation
     or depreciation on investments                 (7,126)        (258)         4,715         (248,525)    (17,630)
                                                  --------       ------       --------      -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (3,404)        (216)        10,583           52,365        (901)
Changes From Unit Transactions:
   - Contract purchases                                 --           --             --           39,490          --
   - Contract withdrawals                             (264)        (145)        (2,232)      (2,900,726)     (7,770)
   - Contract transfers                            (34,233)          --             --           40,315     (55,672)
                                                  --------       ------       --------      -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (34,497)        (145)        (2,232)      (2,820,921)    (63,442)
                                                  --------       ------       --------      -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (37,901)        (361)         8,351       (2,768,556)    (64,343)
                                                  --------       ------       --------      -----------    --------
NET ASSETS AT DECEMBER 31, 2011                   $ 17,477       $4,109       $200,577      $   283,134    $120,373
                                                  ========       ======       ========      ===========    ========

                                                 FTVIPT                                         LVIP
                                                TEMPLETON       JANUS           JANUS       BARON GROWTH
                                                 GROWTH     ASPEN SERIES    ASPEN SERIES    OPPORTUNITIES
                                               SECURITIES     BALANCED      FLEXIBLE BOND     STANDARD
                                                 CLASS 1    SERVICE CLASS   SERVICE CLASS       CLASS
                                               SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                               ----------   -------------   -------------   -------------
NET ASSETS AT JANUARY 1, 2010                   $189,561      $315,004          $1,568         $   969
Changes From Operations:
   - Net investment income (loss)                  2,116         5,931              48             (41)
   - Net realized gain (loss) on investments        (335)          780              45             130
   - Net change in unrealized appreciation
     or depreciation on investments               11,910        16,264              19           2,072
                                                --------      --------          ------         -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      13,691        22,975             112           2,161
Changes From Unit Transactions:
   - Contract purchases                               --            --              --          15,813
   - Contract withdrawals                         (2,158)       (3,864)            (40)           (627)
   - Contract transfers                            2,101            --              --          (4,123)
                                                --------      --------          ------         -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  (57)       (3,864)            (40)         11,063
                                                --------      --------          ------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS           13,634        19,111              72          13,224
                                                --------      --------          ------         -------
NET ASSETS AT DECEMBER 31, 2010                  203,195       334,115           1,640          14,193
Changes From Operations:
   - Net investment income (loss)                  2,310         5,017              49             (66)
   - Net realized gain (loss) on investments         (81)       17,837              93             (23)
   - Net change in unrealized appreciation
     or depreciation on investments              (16,570)      (20,645)            (47)            375
                                                --------      --------          ------         -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (14,341)        2,209              95             286
Changes From Unit Transactions:
   - Contract purchases                               --            --              --           7,675
   - Contract withdrawals                         (2,516)       (4,057)            (55)           (393)
   - Contract transfers                           (1,485)           --              --          (5,398)
                                                --------      --------          ------         -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (4,001)       (4,057)            (55)          1,884
                                                --------      --------          ------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (18,342)       (1,848)             40           2,170
                                                --------      --------          ------         -------
NET ASSETS AT DECEMBER 31, 2011                 $184,853      $332,267          $1,680         $16,363
                                                ========      ========          ======         =======

See accompanying notes.

                                                                                LVIP
                                                                              DELAWARE       LVIP
                                                                   LVIP      FOUNDATION    DELAWARE
                                                    LVIP         DELAWARE    AGGRESSIVE   GROWTH AND
                                                BARON GROWTH       BOND      ALLOCATION     INCOME
                                               OPPORTUNITIES     STANDARD     STANDARD     STANDARD
                                               SERVICE CLASS       CLASS       CLASS        CLASS
                                                 SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                               -------------   -----------   ----------   ----------
NET ASSETS AT JANUARY 1, 2010                    $ 52,899      $   738,564    $14,806      $ 51,219
Changes From Operations:
   - Net investment income (loss)                     (39)          67,756        773           357
   - Net realized gain (loss) on investments        4,548           58,396        (36)        5,071
   - Net change in unrealized appreciation
     or depreciation on investments                10,266           (4,782)     2,395           750
                                                 --------      -----------    -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       14,775          121,370      3,132         6,178
Changes From Unit Transactions:
   - Contract purchases                                --          185,572         --            --
   - Contract withdrawals                          (1,390)         (43,198)      (284)         (702)
   - Contract transfers                            17,203        1,053,248     18,001         6,879
                                                 --------      -----------    -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                15,813        1,195,622     17,717         6,177
                                                 --------      -----------    -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            30,588        1,316,992     20,849        12,355
                                                 --------      -----------    -------      --------
NET ASSETS AT DECEMBER 31, 2010                    83,487        2,055,556     35,655        63,574
Changes From Operations:
   - Net investment income (loss)                     (49)          31,504        595           316
   - Net realized gain (loss) on investments        3,935           29,543       (515)        3,468
   - Net change in unrealized appreciation
     or depreciation on investments                (2,346)          15,660     (1,388)       (3,214)
                                                 --------      -----------    -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        1,540           76,707     (1,308)          570
Changes From Unit Transactions:
   - Contract purchases                             5,976          133,442         --            --
   - Contract withdrawals                          (2,622)      (1,121,817)      (400)         (680)
   - Contract transfers                            46,979          (90,850)    (1,899)      (12,434)
                                                 --------      -----------    -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                50,333       (1,079,225)    (2,299)      (13,114)
                                                 --------      -----------    -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            51,873       (1,002,518)    (3,607)      (12,544)
                                                 --------      -----------    -------      --------
NET ASSETS AT DECEMBER 31, 2011                  $135,360      $ 1,053,038    $32,048      $ 51,030
                                                 ========      ===========    =======      ========

                                                  LVIP          LVIP           LVIP                          LVIP
                                                DELAWARE        JANUS        MONDRIAN          LVIP        PROTECTED
                                                 SOCIAL        CAPITAL     INTERNATIONAL       MONEY        PROFILE
                                                AWARENESS   APPRECIATION       VALUE          MARKET     CONSERVATIVE
                                                STANDARD      STANDARD       STANDARD        STANDARD      STANDARD
                                                  CLASS         CLASS          CLASS           CLASS         CLASS
                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                               ----------   ------------   -------------   -----------   ------------
NET ASSETS AT JANUARY 1, 2010                    $   --        $   62       $ 1,407,571    $ 6,598,628    $ 401,703
Changes From Operations:
   - Net investment income (loss)                    --             5            83,160        (16,492)      26,624
   - Net realized gain (loss) on investments       (664)            1           (14,767)            24       14,212
   - Net change in unrealized appreciation
     or depreciation on investments                  80           156           178,209             --       25,473
                                                 ------        ------       -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (584)          162           246,602        (16,468)      66,309
Changes From Unit Transactions:
   - Contract purchases                              --            --           300,369      2,909,908       97,238
   - Contract withdrawals                           (26)          (17)         (213,886)      (201,355)     (13,548)
   - Contract transfers                           2,005           900           841,234     (3,816,370)     190,632
                                                 ------        ------       -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,979           883           927,717     (1,107,817)     274,322
                                                 ------        ------       -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,395         1,045         1,174,319     (1,124,285)     340,631
                                                 ------        ------       -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2010                   1,395         1,107         2,581,890      5,474,343      742,334
Changes From Operations:
   - Net investment income (loss)                     5            (1)            5,903        (19,827)         176
   - Net realized gain (loss) on investments          1             2           240,727              6       79,024
   - Net change in unrealized appreciation
     or depreciation on investments                  (3)          (28)         (191,056)            --      (73,451)
                                                 ------        ------       -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          3           (27)           55,574        (19,821)       5,749
Changes From Unit Transactions:
   - Contract purchases                              --            --                --         84,979           --
   - Contract withdrawals                           (18)          (18)       (2,434,870)      (121,536)    (711,843)
   - Contract transfers                              --         1,600             1,400        319,897      (28,816)
                                                 ------        ------       -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (18)        1,582        (2,433,470)       283,340     (740,659)
                                                 ------        ------       -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (15)        1,555        (2,377,896)       263,519     (734,910)
                                                 ------        ------       -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2011                  $1,380        $2,662       $   203,994    $ 5,737,862    $   7,424
                                                 ======        ======       ===========    ===========    =========

                                                                                          LVIP
                                                  LVIP         LVIP                       SSgA
                                                PROTECTED    PROTECTED       LVIP        GLOBAL
                                                 PROFILE      PROFILE        SSgA       TACTICAL
                                                 GROWTH      MODERATE     BOND INDEX   ALLOCATION
                                                STANDARD     STANDARD      STANDARD     STANDARD
                                                  CLASS        CLASS        CLASS        CLASS
                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                               ----------   ----------   -----------   ----------
NET ASSETS AT JANUARY 1, 2010                    $12,073     $     --    $        --    $    --
Changes From Operations:
   - Net investment income (loss)                    303        2,684         36,123         47
   - Net realized gain (loss) on investments        (162)          52          6,244       (158)
   - Net change in unrealized appreciation
     or depreciation on investments                1,188        4,626         35,825        827
                                                 -------     --------    -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       1,329        7,362         78,192        716
Changes From Unit Transactions:
   - Contract purchases                               --           --          3,298         --
   - Contract withdrawals                           (239)        (682)       (21,257)       (28)
   - Contract transfers                              610      101,671      1,855,312      5,164
                                                 -------     --------    -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  371      100,989      1,837,353      5,136
                                                 -------     --------    -----------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,700      108,351      1,915,545      5,852
                                                 -------     --------    -----------    -------
NET ASSETS AT DECEMBER 31, 2010                   13,773      108,351      1,915,545      5,852
Changes From Operations:
   - Net investment income (loss)                    321        1,524             --         (2)
   - Net realized gain (loss) on investments         (49)          83         40,007        879
   - Net change in unrealized appreciation
     or depreciation on investments               (1,064)        (759)       (35,825)      (827)
                                                 -------     --------    -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (792)         848          4,182         50
Changes From Unit Transactions:
   - Contract purchases                               --           --             --         --
   - Contract withdrawals                           (226)      (1,101)    (1,919,727)        (5)
   - Contract transfers                            2,660        1,100             --     (5,897)
                                                 -------     --------    -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                2,434           (1)    (1,919,727)    (5,902)
                                                 -------     --------    -----------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,642          847     (1,915,545)    (5,852)
                                                 -------     --------    -----------    -------
NET ASSETS AT DECEMBER 31, 2011                  $15,415     $109,198    $        --    $    --
                                                 =======     ========    ===========    =======

See accompanying notes.

                                                                               LVIP
                                                   LVIP          LVIP      T. ROWE PRICE
                                                   SSgA          SSgA       STRUCTURED        LVIP
                                                 S&P 500      SMALL-CAP       MID-CAP       TEMPLETON
                                                  INDEX         INDEX         GROWTH         GROWTH
                                                 STANDARD      STANDARD      STANDARD       STANDARD
                                                  CLASS         CLASS          CLASS          CLASS
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                               -----------   -----------   -------------   ----------
NET ASSETS AT JANUARY 1, 2010                  $ 2,482,339   $   902,789      $ 22,288     $ 211,574
Changes From Operations:
   - Net investment income (loss)                   34,941         7,245           (36)        1,456
   - Net realized gain (loss) on investments        54,159        42,579         7,252       (10,116)
   - Net change in unrealized appreciation
     or depreciation on investments                360,132       297,373        (3,461)        8,293
                                               -----------   -----------      --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       449,232       347,197         3,755          (367)
Changes From Unit Transactions:
   - Contract purchases                            565,100       191,421            --            --
   - Contract withdrawals                          (81,701)      (34,781)         (154)       (7,606)
   - Contract transfers                            (71,975)      204,679       (23,461)      (94,632)
                                               -----------   -----------      --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                411,424       361,319       (23,615)     (102,238)
                                               -----------   -----------      --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            860,656       708,516       (19,860)     (102,605)
                                               -----------   -----------      --------     ---------
NET ASSETS AT DECEMBER 31, 2010                  3,342,995     1,611,305         2,428       108,969
Changes From Operations:
   - Net investment income (loss)                      489           (63)          (30)        1,727
   - Net realized gain (loss) on investments       593,998       333,288         1,023         1,092
   - Net change in unrealized appreciation
     or depreciation on investments               (541,846)     (352,889)         (354)       (5,955)
                                               -----------   -----------      --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        52,641       (19,664)          639        (3,136)
Changes From Unit Transactions:
   - Contract purchases                              1,277            --             9            --
   - Contract withdrawals                       (3,292,608)   (1,493,939)         (103)       (7,297)
   - Contract transfers                             (7,454)       (2,593)        8,793        (3,961)
                                               -----------   -----------      --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (3,298,785)   (1,496,532)        8,699       (11,258)
                                               -----------   -----------      --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (3,246,144)   (1,516,196)        9,338       (14,394)
                                               -----------   -----------      --------     ---------
NET ASSETS AT DECEMBER 31, 2011                $    96,851   $    95,109      $ 11,766     $  94,575
                                               ===========   ===========      ========     =========

                                                   LVIP
                                               WELLS FARGO
                                                INTRINSIC        MFS VIT                       NB AMT
                                                  VALUE           TOTAL         MFS VIT        MID-CAP      NB AMT
                                                 STANDARD        RETURN        UTILITIES      GROWTH I    REGENCY I
                                                  CLASS      INITIAL CLASS   INITIAL CLASS      CLASS       CLASS
                                                SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                               -----------   -------------   -------------   ----------   ----------
NET ASSETS AT JANUARY 1, 2010                    $174,641      $400,345        $123,477       $ 42,227     $19,397
Changes From Operations:
   - Net investment income (loss)                   1,144        10,798           3,382           (270)         15
   - Net realized gain (loss) on investments         (157)        1,775           2,243            207          62
   - Net change in unrealized appreciation
     or depreciation on investments                29,300        29,144           8,235         15,299       4,959
                                                 --------      --------        --------       --------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       30,287        41,717          13,860         15,236       5,036
Changes From Unit Transactions:
   - Contract purchases                                --        25,110              --             --          --
   - Contract withdrawals                          (1,801)       (6,171)         (7,201)        (1,100)       (463)
   - Contract transfers                                --           963          (9,990)        27,380       1,300
                                                 --------      --------        --------       --------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (1,801)       19,902         (17,191)        26,280         837
                                                 --------      --------        --------       --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            28,486        61,619          (3,331)        41,516       5,873
                                                 --------      --------        --------       --------     -------
NET ASSETS AT DECEMBER 31, 2010                   203,127       461,964         120,146         83,743      25,270
Changes From Operations:
   - Net investment income (loss)                   1,247        10,947           3,199           (403)        (11)
   - Net realized gain (loss) on investments          101           856           4,610          4,700         140
   - Net change in unrealized appreciation
     or depreciation on investments                (8,151)       (5,480)           (196)        (5,114)     (1,906)
                                                 --------      --------        --------       --------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (6,803)        6,323           7,613           (817)     (1,777)
Changes From Unit Transactions:
   - Contract purchases                                --        15,399              --             --          --
   - Contract withdrawals                          (2,360)       (6,395)         (7,508)        (1,955)       (507)
   - Contract transfers                            10,100         5,841           3,145        (10,298)         --
                                                 --------      --------        --------       --------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 7,740        14,845          (4,363)       (12,253)       (507)
                                                 --------      --------        --------       --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               937        21,168           3,250        (13,070)     (2,284)
                                                 --------      --------        --------       --------     -------
NET ASSETS AT DECEMBER 31, 2011                  $204,064      $483,132        $123,396       $ 70,673     $22,986
                                                 ========      ========        ========       ========     =======

See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: LLANY Separate Account S For Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 22, 2001, are part of the operations of the Company. The Variable Account consists of four products as follows:

     -    Lincoln CVUL Series III

     -    Lincoln Corporate Commitment VUL

     -    Lincoln Corporate Variable 4

     -    Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eleven available mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Portfolio
     ABVPSF Growth and Income Class A Portfolio
     ABVPSF International Value Class A Portfolio
     ABVPSF Large Cap Growth Class A Portfolio**
     ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Income & Growth Class I Fund
     American Century VP Inflation Protection Class II Fund
     American Century VP International Class I Fund

American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 2 Fund
     American Funds International Class 2 Fund
     American Funds U.S. Government/AAA-Rated Securities Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Emerging Markets Standard Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP REIT Standard Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Smid Cap Growth Standard Class Series**
     Delaware VIP U.S. Growth Standard Class Series
     Delaware VIP Value Standard Class Series

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund**
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Small Cap Index Class A Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Service Class Portfolio
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Equity-Income Service Class Portfolio
     Fidelity VIP Growth Service Class Portfolio**
     Fidelity VIP Mid Cap Service Class Portfolio
     Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund**
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
     FTVIPT Franklin U.S. Government Class 1 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund
     FTVIPT Templeton Global Bond Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 1 Fund

Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Capital Appreciation Series I Fund**
     Invesco V.I. International Growth Series I Fund**

Janus Aspen Series:
     Janus Aspen Series Balanced Service Class Portfolio Janus Aspen Series Enterprise Service Class Portfolio** Janus Aspen Series Flexible Bond Service Class Portfolio Janus Aspen Series Worldwide Service Class Portfolio**

Lincoln Variable Insurance Products Trust (LVIP):*
     LVIP Baron Growth Opportunities Standard Class Fund
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund**
     LVIP Capital Growth Standard Class Fund**
     LVIP Cohen & Steers Global Real Estate Standard Class Fund**
     LVIP Columbia Value Opportunities Standard Class Fund**
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund**
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund**
     LVIP Dimensional Non-U.S. Equity Standard Class Fund**
     LVIP Dimensional U.S. Equity Standard Class Fund**
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund**
     LVIP Global Income Standard Class Fund**
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP JPMorgan High Yield Standard Class Fund**
     LVIP MFS International Growth Standard Class Fund**
     LVIP MFS Value Standard Class Fund**
     LVIP Mid-Cap Value Standard Class Fund**
     LVIP Mondrian International Value Standard Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Protected Profile 2010 Standard Class Fund**
     LVIP Protected Profile 2020 Standard Class Fund**
     LVIP Protected Profile 2030 Standard Class Fund**
     LVIP Protected Profile 2040 Standard Class Fund**
     LVIP Protected Profile 2050 Standard Class Fund**
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP SSgA Bond Index Standard Class Fund**
     LVIP SSgA Conservative Index Allocation Standard Class Fund**
     LVIP SSgA Conservative Structured Allocation Standard Class Fund**
     LVIP SSgA Developed International 150 Standard Class Fund**
     LVIP SSgA Emerging Markets 100 Standard Class Fund**
     LVIP SSgA Global Tactical Allocation Standard Class Fund**
     LVIP SSgA International Index Standard Class Fund**
     LVIP SSgA Large Cap 100 Standard Class Fund**
     LVIP SSgA Moderate Index Allocation Standard Class Fund**
     LVIP SSgA Moderate Structured Allocation Standard Class Fund**
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
     LVIP T. Rowe Price Growth Stock Standard Class Fund**
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP Templeton Growth Standard Class Fund
     LVIP Turner Mid-Cap Growth Standard Class Fund**
     LVIP Vanguard Domestic Equity ETF Standard Class Fund**
     LVIP Vanguard International Equity ETF Standard Class Fund**
     LVIP Wells Fargo Intrinsic Value Standard Class Fund

M Fund, Inc. (M):
     M Business Opportunity Value Fund**
     M Capital Appreciation Fund**
     M International Equity Fund**
     M Large Cap Growth Fund**

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series**
     MFS VIT Growth Initial Class Series**
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Regency I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Administrative Class Fund**

Putnam Variable Trust (Putnam VT):
     Putnam VT Growth & Income Class IB Fund**

*    Denotes an affiliate of the Company.

**   Available fund with no money invested at December 31, 2011.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic).

The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2010, the LVIP Black-Rock Inflation Protected Bond Standard Class Fund, the LVIP Delaware Diversified Floating Rate Standard Class Fund, the LVIP JPMorgan High Yield Standard Class Fund, the LVIP SSgA Conservative Index Allocation Standard Class Fund, the LVIP SSgA Conservative Structured Allocation Standard Class Fund, the LVIP SSgA Moderate Index Allocation Standard Class Fund, the LVIP SSgA Moderate Structured Allocation Standard Class Fund, the LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund and the LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund became available as investment options for account contract owners.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

Also during 2010, the LVIP Marsico International Growth Standard Class Fund changed its name to the LVIP MFS International Growth Standard Class Fund, the LVIP Wilshire Aggressive Portfolio Standard Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund, the M Fund Brandes International Equity Fund changed its name to the M International Equity Fund, the M Fund Business Opportunity Value Fund changed its name to the M Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund changed its name to the M Capital Appreciation and the M Fund M Large Cap Growth Fund changed its name to the M Large Cap Growth Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

During 2011, the following funds became available as investment options for account contract owners:

LVIP Dimensional Non-U.S. Equity Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund
LVIP Dimensional/Vanguard Total Bond Standard Class Fund
LVIP Protected 2050 Profile Service Class Fund
LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Vanguard International Equity ETF Standard Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                NEW FUND NAME
---------------------------------------------------------------   -------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                    LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                    LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                    LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                    LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund            LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund   LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                LVIP Protected Profile Moderate Standard Class Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statement of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows.

- Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

- Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

- Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

- Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $10,942 and $32,224 for the years ended December 31, 2011 and 2010, respectively.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2011 and 2010, amounted to $13,790 and $223,418, respectively.

The Company assumes responsibility for providing the insurance benefits included in the policy. The Company charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The administrative charges for the years ended December 31, 2011 and 2010, amounted to $14,764 and $95,503, respectively. The cost of insurance charges for the years ended December 31, 2011 and 2010, amounted to $382,388 and $628,816, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2011 and 2010, no transfer fees were deducted from the variable subaccounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2011                 0.40%    0.40%    $11.41    $11.41       1,466     $ 16,728    -23.53%    -23.53%      0.23%
            2010                 0.00%    0.40%     13.24     14.93      24,605      327,499     18.46%     18.93%      3.78%
            2009                 0.00%    0.40%     11.13     12.60      68,444      763,024     52.87%     53.49%      0.00%
            2008      2/8/08     0.00%    0.40%      7.25      8.24      18,217      133,119    -42.29%    -35.69%      0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2011                 0.40%    0.40%     12.00     12.00         590        7,078      5.89%      5.89%      1.71%
            2010                 0.40%    0.40%     11.33     11.33         590        6,685     12.65%     12.65%      0.00%
            2009                 0.40%    0.40%     10.06     10.06       1,405       14,135     20.34%     20.34%      4.99%
            2008                 0.40%    0.40%      8.36      8.36      38,532      322,113    -40.84%    -40.84%      2.27%
            2007                 0.40%    0.40%     14.13     14.13      66,830      944,356      4.70%      4.70%      1.55%
ABVPSF INTERNATIONAL VALUE CLASS A
            2011                 0.40%    0.40%        --        --       1,459        9,639      0.00%      0.00%      1.79%
            2010                 0.00%    0.00%      8.36      8.36      14,414      120,571      4.59%      4.59%      2.66%
            2009                 0.00%    0.00%      8.00      8.00      18,368      146,902     34.68%     34.68%      1.36%
            2008                 0.00%    0.00%      5.94      5.94      11,210       66,567    -53.18%    -53.18%      0.96%
            2007      2/8/07     0.00%    0.00%     12.68     12.68       2,542       32,244      4.75%      4.75%      0.88%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2011                 0.00%    0.40%     12.70     14.84      16,340      210,578     -8.76%     -8.39%      0.48%
            2010                 0.00%    0.40%     13.87     13.87      16,281      229,888     26.91%     26.91%      0.39%
            2009                 0.00%    0.00%     10.93     10.93       9,540      104,248     42.86%     42.86%      1.17%
            2008                 0.00%    0.00%      7.65      7.65       5,300       40,540    -35.58%    -35.58%      1.23%
            2007                 0.00%    0.40%     14.10     14.10       2,876       36,228      1.30%      1.30%      0.87%
AMERICAN CENTURY VP INCOME & GROWTH CLASS I
            2011                 0.40%    0.40%     12.03     12.03       3,315       39,870      2.68%      2.68%      2.57%
            2010                 0.40%    0.40%     11.71     11.71         116        1,364     13.80%     13.80%      1.93%
            2009                 0.40%    0.40%     10.29     10.29           7           71     17.63%     17.63%      5.99%
            2008                 0.40%    0.40%      8.75      8.75         362        3,166    -34.85%    -34.85%      1.67%
            2007                 0.40%    0.40%     13.43     13.43       2,216       29,779     -0.46%     -0.46%      1.73%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2011                 0.40%    0.40%     14.49     14.96       9,271      137,318     11.30%     11.30%      4.10%
            2010                 0.40%    0.40%     13.02     13.44      10,911      145,302      4.68%      4.68%      1.75%
            2009                 0.40%    0.40%     12.43     12.43      11,251      143,195      9.80%      9.80%      2.09%
            2008                 0.40%    0.40%     11.33     11.33       7,564       85,663     -1.99%     -1.99%      4.94%
            2007     9/20/07     0.40%    0.40%     11.56     11.56         254        2,933      4.74%      4.74%      0.87%
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2011                 0.40%    0.40%     13.64     13.64       1,206       16,460    -12.40%    -12.40%      1.59%
            2010                 0.40%    0.40%     15.57     15.57         716       11,160     12.84%     12.84%      1.97%
            2009                 0.40%    0.40%     13.80     13.80         669        9,238     33.24%     33.24%      0.03%
            2008                 0.40%    0.40%     10.36     10.36           5           56    -45.04%    -45.04%      0.90%
            2007                 0.40%    0.40%     18.85     18.85         892       16,808     17.59%     17.59%      0.98%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 0.40%    0.40%     15.35     15.88      13,144      208,011     -9.25%     -9.25%      1.30%
            2010                 0.40%    0.40%     16.92     17.50      13,908      242,450     11.30%     11.30%      1.41%
            2009                 0.40%    0.40%     15.20     15.20      18,370      286,208     41.74%     41.74%      2.44%
            2008                 0.40%    0.40%     10.73     10.73       1,105       11,850    -38.63%    -38.63%      0.31%
            2007                 0.40%    0.40%     17.48     17.48       1,877       32,808     14.39%     14.39%      2.71%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                 0.00%    0.40%     12.07     16.16       6,601       84,599    -19.47%    -19.14%      1.34%
            2010                 0.00%    0.40%     14.93     20.07       6,512      105,439     21.93%     22.41%      1.85%
            2009                 0.00%    0.40%     12.19     16.46       5,243       66,630     60.65%     61.30%      0.19%
            2008                 0.00%    0.40%      7.56     10.25       8,354       74,624    -53.71%    -53.52%      0.00%
            2007                 0.00%    0.40%     22.14     22.14       4,399       92,747     20.94%     20.94%      2.92%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.00%    0.40%    $11.67    $15.89      28,323    $  397,319    -4.66%     -4.28%      0.44%
            2010                 0.00%    0.40%     12.19     16.66     195,430     2,461,063    18.21%     18.68%      0.79%
            2009                 0.00%    0.40%     10.27     12.31     124,328     1,311,566    38.86%     39.41%      0.69%
            2008                 0.00%    0.40%      7.37      8.87      92,115       683,363   -44.19%    -43.97%      5.59%
            2007                 0.00%    0.40%     15.89     15.89       2,703        40,721    11.89%     11.89%      0.84%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.40%    0.40%     12.14     12.14      21,358       259,365    -2.22%     -2.22%      1.18%
            2010                 0.00%    0.40%     11.28     12.42     117,372     1,348,196    10.98%     11.43%      1.33%
            2009                 0.00%    0.40%     10.13     13.03     112,972     1,201,051    30.72%     31.24%      1.84%
            2008                 0.00%    0.40%      8.56      9.97      68,039       561,039   -38.10%    -38.10%      2.22%
            2007                 0.40%    0.40%     13.83     16.11      24,965       368,564     4.62%      4.62%      1.68%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2011                 0.40%    0.40%     14.79     14.79       1,277        18,893     1.51%      1.51%      6.87%
            2010                 0.40%    0.40%     14.57     14.57       1,272        18,524    14.60%     14.60%      3.42%
            2009                 0.00%    0.40%     11.94     12.71       4,369        52,654    38.38%     38.95%      6.43%
            2008                 0.00%    0.40%      8.59      9.19      25,639       232,791   -24.14%    -23.84%     21.99%
            2007     2/8/07      0.00%    0.40%     11.28     12.11       1,919        21,827    -1.25%     -0.83%     12.73%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 0.00%    0.70%     11.89     18.28      42,147       625,626   -14.56%    -13.96%      2.12%
            2010                 0.00%    0.70%     13.81     21.33      30,262       566,975     6.49%      7.24%      2.22%
            2009                 0.00%    0.70%     16.15     19.48      25,286       454,641    42.08%     42.50%      1.74%
            2008                 0.40%    0.70%     11.33     13.71      49,859       569,950   -42.53%    -42.35%      1.32%
            2007                 0.40%    0.70%     19.66     23.86      78,622     1,554,437    19.19%     19.54%      1.78%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2011                 0.40%    0.70%     14.06     15.15      20,659       296,045     6.83%      7.15%      1.82%
            2010                 0.40%    0.70%     13.13     14.18      21,480       287,404     5.01%      5.32%      1.77%
            2009                 0.40%    0.70%     12.46     13.50      21,009       267,329     1.79%      2.09%      2.36%
            2008                 0.40%    0.70%     12.21     13.27      63,565       781,677     6.88%      7.20%      3.53%
            2007                 0.40%    0.70%     11.39     12.41      23,639       274,859     5.74%      6.06%      7.83%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2011                 0.00%    0.40%     12.30     12.31       3,166        38,980    -3.92%     -3.88%      2.30%
            2010     9/3/10      0.40%    0.40%     12.80     12.80       3,058        39,157     8.72%      8.74%      1.16%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2011                 0.40%    0.40%     16.77     16.77         256         4,297     5.96%      5.96%      5.47%
            2010                 0.40%    0.40%     15.83     15.83         450         7,123     7.62%      7.62%      7.65%
            2009                 0.40%    0.40%     14.71     14.71       1,028        15,119    26.45%     26.45%      7.31%
            2008                 0.40%    0.40%     11.63     11.63       1,670        19,428    -4.92%     -4.92%      0.00%
            2007                 0.40%    0.40%     12.23     12.23       2,547        31,164     7.20%      7.20%      3.25%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2011                 0.00%    0.40%     15.25     25.06      13,867       327,861   -20.10%    -19.79%      0.93%
            2010                 0.00%    0.40%     19.01     31.36     245,474     4,813,355    18.02%     18.49%      0.70%
            2009                 0.00%    0.40%     16.04     24.29     221,850     3,676,314    77.40%     78.12%      1.00%
            2008                 0.00%    0.40%     13.69     13.69     119,633     1,107,274   -51.75%    -51.75%      1.29%
            2007                 0.40%    0.40%     28.38     28.38      15,173       430,646    38.30%     38.30%      0.58%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 0.00%    0.40%     15.44     23.93      14,460       261,331     1.97%      2.38%      5.65%
            2010                 0.00%    0.40%     15.08     16.58     101,013     1,564,055    14.86%     15.32%      5.84%
            2009                 0.00%    0.40%     13.08     14.44     148,257     1,941,011    48.38%     48.97%      4.26%
            2008                 0.00%    0.40%      9.73      9.73      32,450       285,416   -24.48%    -24.48%      6.52%
            2007                 0.40%    0.40%     12.88     12.88         561         7,231     2.38%      2.38%     11.62%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2011                 0.00%    0.00%         --       --          --            --     0.00%      0.00%      2.01%
            2010                 0.40%    0.40%     12.70     12.70       3,146        39,963     4.02%      4.02%      2.45%
            2009     6/4/09      0.40%    0.40%     12.21     12.21       4,766        58,202     6.19%      6.19%      2.06%
DELAWARE VIP REIT STANDARD CLASS
            2011                 0.40%    0.40%     16.10     26.45       4,390       109,895    10.51%     10.52%      0.94%
            2010                 0.00%    0.40%     11.64     23.94     109,781     1,336,073    26.48%     26.99%      3.10%
            2009                 0.00%    0.40%     11.52     11.52      48,194       497,976    22.81%     22.81%      0.55%
            2008                 0.40%    0.40%      9.38      9.38       1,666        15,627   -35.32%    -35.32%      1.82%
            2007                 0.40%    0.40%     14.50     14.50       1,343        19,479   -14.28%    -14.28%      1.88%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2011                 0.00%    0.40%    $16.59    $24.77      15,407    $  268,445    -1.73%     -1.73%      0.49%
            2010                 0.40%    0.40%     16.89     25.20      15,184       269,732    31.74%     31.74%      0.73%
            2009                 0.40%    0.40%     12.82     19.13      22,199       335,096    31.30%     31.30%      0.72%
            2008                 0.40%    0.40%      9.76     14.57      15,173       177,875   -30.16%    -30.16%      0.68%
            2007                 0.40%    0.40%     13.98     20.86      13,597       240,551    -6.99%     -6.99%      0.44%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2011                 0.40%    0.40%     14.43     14.43       3,739        53,966     7.20%      7.20%      0.21%
            2010                 0.40%    0.40%     13.46     13.46       3,116        41,950    13.45%     13.45%      0.07%
            2009     3/30/09     0.40%    0.40%     11.87     11.87       3,109        36,893    44.59%     44.59%      0.15%
DELAWARE VIP VALUE STANDARD CLASS
            2011                 0.40%    0.40%     13.93     13.93       1,523        21,218     9.10%      9.10%      2.07%
            2010                 0.40%    0.40%     12.77     12.77         833        10,631    15.17%     15.17%      2.40%
            2009                 0.40%    0.40%     11.08     11.08         851         9,432    17.49%     17.49%      4.97%
            2008                 0.40%    0.40%      9.43      9.43      27,926       263,471   -33.69%    -33.69%      3.04%
            2007                 0.40%    0.40%     14.23     14.23      65,366       930,017    -3.11%     -3.11%      1.55%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 0.00%    0.70%     11.49     13.24      35,448       429,344     1.12%      1.83%      1.83%
            2010                 0.00%    0.70%     11.28     12.70      53,151       644,707    13.90%     14.70%      1.81%
            2009                 0.00%    0.70%      9.84     11.15      40,600       431,828    25.44%     26.32%      3.45%
            2008                 0.00%    0.70%      7.79      8.89     136,165     1,182,323   -37.59%    -37.15%      2.51%
            2007                 0.00%    0.70%     13.93     14.24     154,041     2,144,393     4.56%      4.88%      2.11%
DWS VIP SMALL CAP INDEX CLASS A
            2011                 0.00%    0.70%     11.76     17.70       8,682       109,942    -5.08%     -4.41%      0.90%
            2010                 0.00%    0.70%     12.30     18.64       6,760        93,382    25.51%     26.39%      0.72%
            2009                 0.00%    0.70%      9.73     14.85       6,973        74,534    25.69%     26.57%      2.99%
            2008                 0.00%    0.70%      7.69     11.82       8,342        69,649   -34.58%    -34.12%      0.98%
            2007                 0.00%    0.70%     13.96     18.07       3,814        55,298    -2.58%     -2.29%      0.81%
FIDELITY VIP ASSET MANAGER SERVICE CLASS
            2011                 0.40%    0.40%     13.55     13.55      19,435       263,304    -3.08%     -3.08%      1.89%
            2010                 0.40%    0.40%     13.98     13.98      19,656       274,763    13.69%     13.69%      1.63%
            2009                 0.40%    0.40%     12.30     12.30      19,850       244,065    28.43%     28.43%      2.39%
            2008                 0.40%    0.40%      9.57      9.57      18,260       174,830   -29.10%    -29.10%      3.14%
            2007                 0.40%    0.40%     13.50     13.50      13,888       187,556    14.90%     14.90%      5.68%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2011                 0.40%    0.40%     14.83     14.83      27,390       406,136    -3.03%     -3.03%      0.68%
            2010                 0.00%    0.40%     12.59     15.29     166,498     2,170,839    16.64%     17.11%      1.10%
            2009                 0.00%    0.40%     10.75     16.12     154,202     1,773,121    35.12%     35.66%      1.27%
            2008                 0.00%    0.40%      9.70     11.93     131,626     1,118,968   -42.84%    -42.84%      1.26%
            2007                 0.40%    0.40%     16.97     20.87      26,284       481,079    17.04%     17.04%      0.95%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2011                 0.40%    0.70%     13.31     13.73      16,373       223,824     0.15%      0.46%      2.34%
            2010                 0.40%    0.70%     13.29     13.67      18,474       251,580    14.29%     14.63%      1.72%
            2009                 0.40%    0.70%     11.63     11.63      20,176       239,838    29.12%     29.12%      4.16%
            2008                 0.70%    0.70%      9.01      9.01       2,454        22,105   -43.10%    -43.10%      2.46%
            2007                 0.70%    0.70%     15.83     15.83       2,503        39,626     0.71%      0.71%      1.90%
FIDELITY VIP MID CAP SERVICE CLASS
            2011                 0.00%    0.40%     13.26     15.07      11,134       167,662   -11.07%    -10.68%      0.05%
            2010                 0.00%    0.40%     14.84     16.95     204,331     3,056,789    28.19%     28.70%      0.28%
            2009                 0.00%    0.40%     11.53     13.22     171,366     1,981,995    39.46%     40.01%      0.58%
            2008                 0.00%    0.40%      9.48      9.48     138,674     1,147,537   -39.75%    -39.75%      2.30%
            2007                 0.40%    0.40%     15.73     15.73       2,632        41,406    15.03%     15.03%      0.67%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2011                 0.40%    0.40%     12.21     12.21       1,431        17,477   -17.56%    -17.56%      1.21%
            2010                 0.40%    0.40%     14.81     14.81       3,738        55,378    12.54%     12.54%      3.29%
            2009                 0.40%    0.40%     13.16     13.16         345         4,539    25.93%     25.93%      0.11%
            2008                 0.40%    0.40%     10.45     10.45       1,688        17,645   -44.09%    -44.09%      2.89%
            2007                 0.40%    0.40%     18.70     18.70       1,459        27,270    16.73%     16.73%      2.89%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2008      3/4/08     0.00%    0.00%        --        --          --            --     0.00%      0.00%      0.11%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2011                 0.40%    0.40%    $14.29    $14.29         288    $    4,109    -4.97%     -4.97%     0.00%
            2010                 0.40%    0.40%     15.03     15.03         297         4,470    27.44%     27.44%     0.00%
            2009                 0.40%    0.40%     11.80     11.80         305         3,597    43.37%     43.37%     0.00%
            2008                 0.40%    0.40%      8.23      8.23      35,265       290,140   -42.57%    -42.57%     0.00%
            2007                 0.40%    0.40%     14.33     14.33      79,304     1,136,142    11.06%     11.06%     0.00%
FTVIPT FRANKLIN U.S. GOVERNMENT CLASS 1
            2011                 0.40%    0.40%     12.88     12.88      15,571       200,577     5.53%      5.53%     3.29%
            2010                 0.40%    0.40%     12.20     12.20      15,748       192,226     5.14%      5.14%     3.38%
            2009                 0.40%    0.40%     11.61     11.61      15,904       184,637     2.93%      2.93%     3.99%
            2008    10/13/08     0.40%    0.40%     11.28     11.28      16,122       181,845     5.01%      5.01%     0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2011                 0.00%    0.40%     10.18     10.42      27,258       283,134    -1.22%     -0.79%     1.43%
            2010                 0.00%    0.40%     10.50     10.50     290,631     3,051,690    11.47%     11.47%     1.90%
            2009                 0.00%    0.00%      9.42      9.42     173,347     1,633,271    26.35%     26.35%     2.33%
            2008                 0.00%    0.00%      7.46      7.46     104,673       780,558   -36.93%    -36.93%     3.80%
            2007      2/8/07     0.00%    0.00%     11.82     11.82       1,781        21,060     0.56%      0.56%     1.19%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2011                 0.40%    0.40%     17.66     17.66       6,816       120,373    -1.01%     -1.01%     5.73%
            2010                 0.40%    0.40%     17.84     17.84      10,354       184,716    14.25%     14.25%     1.57%
            2009                 0.40%    0.40%     15.62     15.62      11,314       176,660    18.51%     18.51%     5.27%
            2008                 0.40%    0.40%     13.18     13.18       2,629        34,637     6.04%      6.04%     6.06%
            2007                 0.40%    0.40%     12.43     12.43         396         4,923    10.84%     10.84%     2.89%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2011                 0.40%    0.70%     11.44     13.10      15,865       184,853    -7.45%     -7.17%     1.59%
            2010                 0.40%    0.70%     12.32     14.16      16,181       203,195     6.99%      7.31%     1.57%
            2009                 0.40%    0.70%     11.48     13.23      16,185       189,561    30.42%     30.81%     3.73%
            2008                 0.40%    0.70%      8.78     10.15      13,371       120,354   -42.54%    -42.37%     1.91%
            2007                 0.40%    0.70%     15.23     17.66       8,416       133,591     1.84%      2.14%     1.59%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2011                 0.70%    0.70%     16.56     16.56      20,066       332,267     0.65%      0.65%     2.19%
            2010                 0.70%    0.70%     16.45     16.45      20,308       334,115     7.37%      7.37%     2.56%
            2009                 0.70%    0.70%     15.32     15.32      20,557       315,004    24.71%     24.71%     2.76%
            2008                 0.70%    0.70%     12.29     12.29      20,840       256,084   -16.65%    -16.65%     2.42%
            2007                 0.70%    0.70%     14.74     14.74      21,105       311,128     9.52%      9.52%     2.29%
JANUS ASPEN SERIES FLEXIBLE BOND SERVICE CLASS
            2011                 0.40%    0.40%     15.40     15.40         109         1,680     5.93%      5.93%     3.36%
            2010                 0.40%    0.40%     14.54     14.54         113         1,640     7.24%      7.24%     3.38%
            2009                 0.40%    0.40%     13.56     13.56         116         1,568    12.49%     12.49%     3.47%
            2008                 0.40%    0.40%     12.05     12.05      28,815       347,356     5.29%      5.29%     3.18%
            2007                 0.40%    0.40%     11.45     11.45      73,894       846,016     6.37%      6.37%     5.03%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2011                 0.40%    0.40%     15.03     15.03       1,088        16,363     3.88%      3.88%     0.00%
            2010                 0.40%    0.40%     14.47     14.47         981        14,193    26.21%     26.21%     0.00%
            2009                 0.40%    0.40%     11.47     11.47          85           969    38.13%     38.13%     0.00%
            2008      4/8/08     0.00%    0.40%      7.11      8.30       4,224        33,942   -34.46%    -31.12%     0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.00%    0.40%     13.53     16.06       9,859       135,360     3.60%      4.02%     0.00%
            2010                 0.00%    0.40%     13.01     15.50       6,268        83,487    25.88%     26.38%     0.00%
            2009                 0.00%    0.40%     10.29     12.32       4,973        52,899    37.77%     38.33%     0.00%
            2008                 0.00%    0.40%      7.44      8.94       4,785        39,202   -39.38%    -39.13%     0.00%
            2007      2/8/07     0.00%    0.40%     12.23     14.75       3,326        46,825    -2.47%      1.44%     0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2008      2/8/08     0.00%    0.00%        --        --          --            --     0.00%      0.00%     0.84%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 0.00%    0.70%     14.94     18.34      63,802     1,053,038     6.89%      7.64%     3.17%
            2010                 0.00%    0.70%     13.88     17.11     141,129     2,055,556     7.73%      8.49%     4.17%
            2009                 0.00%    0.70%     12.79     15.83      50,235       738,564    18.07%     18.90%     4.78%
            2008                 0.00%    0.70%     10.76     13.37      35,240       459,274    -3.60%     -2.93%     2.55%
            2007                 0.00%    0.70%     11.58     13.82      36,753       498,727     4.71%      5.03%     5.30%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 0.40%    0.40%    $13.80    $13.80       2,322    $   32,048    -2.42%     -2.42%      1.95%
            2010                 0.40%    0.40%     14.14     14.14       2,521        35,655    12.03%     12.03%      3.24%
            2009                 0.40%    0.40%     12.62     12.62       1,173        14,806    31.46%     31.46%      1.82%
            2008                 0.40%    0.40%      9.60      9.60         986         9,465   -33.49%    -33.49%      6.71%
            2007                 0.40%    0.40%     14.44     14.44         972        14,040     5.95%      5.95%      1.70%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2011                 0.40%    0.40%     11.50     11.50       4,437        51,030     0.79%      0.79%      0.93%
            2010                 0.40%    0.40%     11.41     11.41       5,572        63,574    12.48%     12.48%      1.07%
            2009                 0.40%    0.40%     10.14     10.14       5,049        51,219    24.18%     24.18%      1.67%
            2008                 0.40%    0.40%      8.17      8.17         386         3,155   -36.01%    -36.01%      1.38%
            2007                 0.40%    0.40%     12.77     12.77         370         4,727     5.74%      5.74%      1.16%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 0.40%    0.40%     13.52     13.52         102         1,380     0.19%      0.19%      0.78%
            2010     3/19/10     0.40%    0.40%     13.50     13.50         103         1,395     6.50%      6.50%      0.27%
            2008     6/27/08     0.40%    0.40%      9.37      9.37         380         3,564   -29.35%    -29.35%      1.04%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 0.40%    0.40%     12.40     12.40         215         2,662    -6.04%     -6.04%      0.35%
            2010                 0.40%    0.40%     13.19     13.19          84         1,107    10.94%     10.94%      0.88%
            2009                 0.40%    0.40%     11.89     11.89           5            62    37.97%     37.97%      0.58%
            2008                 0.40%    0.40%      8.62      8.62         722         6,225   -41.06%    -41.06%      0.19%
            2007     8/13/07     0.40%    0.40%     14.62     14.62       2,441        35,713    11.24%     11.24%      0.26%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 0.40%    0.40%     13.89     13.89      14,685       203,994    -4.60%     -4.60%      1.63%
            2010                 0.00%    0.40%     11.78     14.56     215,640     2,581,890     2.05%      2.46%      4.29%
            2009                 0.00%    0.40%     11.50     14.27     118,812     1,407,571    20.75%     21.23%      3.25%
            2008                 0.00%    0.40%     11.82     11.82      88,058       859,928   -36.91%    -36.91%      7.73%
            2007                 0.40%    0.40%     18.73     18.73       6,786       127,093    11.04%     11.04%      2.20%
LVIP MONEY MARKET STANDARD CLASS
            2011                 0.00%    0.40%     11.33     11.53     505,974     5,737,862    -0.37%      0.03%      0.03%
            2010                 0.00%    0.40%     11.37     11.58     481,009     5,474,343    -0.35%      0.05%      0.05%
            2009                 0.00%    0.40%     11.39     11.41     578,309     6,598,628    -0.10%      0.30%      0.29%
            2008                 0.00%    0.40%     11.36     11.42     487,697     5,563,480     1.94%      2.34%      2.39%
            2007                 0.00%    0.40%     11.20     11.20     442,890     4,961,099     4.55%      4.55%      4.84%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2011                 0.40%    0.40%     14.18     14.18         524         7,424     3.27%      3.27%      0.32%
            2010                 0.00%    0.40%     13.40     13.73      55,344       742,334    10.06%     10.50%      4.04%
            2009                 0.00%    0.40%     12.12     12.48      33,090       401,703    24.35%     24.85%      4.96%
            2008      2/8/08     0.00%    0.40%      9.71     10.03      15,008       145,943   -17.25%    -15.65%      6.78%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2011                 0.40%    0.40%     13.10     13.10       1,177        15,415    -0.40%     -0.40%      1.96%
            2010                 0.40%    0.40%     13.15     13.15       1,047        13,773    12.27%     12.27%      2.57%
            2009                 0.40%    0.40%     11.72     11.72       1,030        12,073    28.52%     28.52%      7.56%
            2008                 0.40%    0.40%      9.12      9.12         531         4,841   -33.69%    -33.69%      1.05%
            2007                 0.40%    0.40%     13.75     13.75         523         7,189     9.37%      9.37%      1.60%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2011                 0.40%    0.40%     13.79     13.79       7,920       109,198     0.76%      0.76%      1.78%
            2010      4/7/10     0.40%    0.40%     13.68     13.68       7,919       108,351     7.24%      7.24%      2.95%
LVIP SSgA BOND INDEX STANDARD CLASS
            2010      4/9/10     0.00%    0.00%     11.45     11.45     167,245     1,915,545     4.42%      4.42%      1.93%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2010     4/30/10     0.40%    0.40%     12.18     12.18         480         5,852     5.00%      5.00%      1.13%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 0.00%    0.40%     10.83     10.91       8,879        96,851     1.44%      1.85%      0.24%
            2010                 0.00%    0.40%     10.63     10.75     314,270     3,342,995    14.27%     14.73%      1.20%
            2009                 0.00%    0.40%      9.27      9.27     267,477     2,482,339    26.11%     26.11%      1.72%
            2008      2/8/08     0.00%    0.00%      7.35      7.35     133,361       980,152   -30.84%    -30.84%      4.98%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011                 0.40%    0.40%    $ 9.10    $ 9.10      10,450    $   95,109    -4.94%     -4.94%      0.15%
            2010                 0.00%    0.40%      9.57      9.71     166,031     1,611,305    25.68%     26.19%      0.56%
            2009                 0.00%    0.40%      7.70      7.70     117,418       902,789    26.02%     26.02%      0.82%
            2008      2/8/08     0.00%    0.00%      6.11      6.11      70,929       433,292   -27.63%    -27.63%      1.56%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 0.40%    0.40%     15.63     15.63         753        11,766    -4.26%     -4.26%      0.00%
            2010                 0.40%    0.40%     16.33     16.33         149         2,428    27.87%     27.87%      0.00%
            2009                 0.40%    0.40%     12.77     12.77       1,746        22,288    45.76%     45.76%      0.12%
            2008      4/8/08     0.40%    0.40%      8.76      8.76         345         3,024   -38.68%    -38.68%      0.00%
LVIP TEMPLETON GROWTH STANDARD CLASS
            2011                 0.40%    0.40%      8.01      8.01      11,813        94,575    -3.48%     -3.48%      2.07%
            2010                 0.40%    0.40%      8.29      8.29      13,138       108,969     6.14%      6.14%      1.65%
            2009     1/16/09     0.40%    0.40%      7.81      7.81      27,075       211,574     0.14%      0.14%      2.46%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2011                 0.40%    0.40%     10.75     10.75      18,981       204,064    -2.96%     -2.96%      0.99%
            2010                 0.40%    0.40%     11.08     11.08      18,334       203,127    17.46%     17.46%      1.02%
            2009                 0.40%    0.40%      9.43      9.43      18,515       174,641    22.81%     22.81%      1.33%
            2008                 0.40%    0.40%      7.68      7.68      15,755       121,007   -38.57%    -38.57%      2.54%
            2007                 0.40%    0.40%     12.50     12.50       8,812       110,171     3.94%      3.94%      1.36%
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 0.00%    0.40%     12.02     13.10      37,346       483,132     1.37%      1.77%      2.64%
            2010                 0.00%    0.40%     11.81     12.93      36,093       461,964     9.49%      9.93%      2.74%
            2009                 0.00%    0.40%     10.74     11.81      34,069       400,345    17.56%     18.03%      3.13%
            2008                 0.00%    0.40%     10.04     10.04      28,354       284,361   -22.44%    -22.44%      2.90%
            2007                 0.40%    0.40%     12.95     12.95      20,522       265,742     3.80%      3.80%      2.02%
MFS VIT UTILITIES INITIAL CLASS
            2011                 0.40%    0.40%     23.46     25.63       4,911       123,396     6.36%      6.36%      3.12%
            2010                 0.40%    0.40%     22.05     24.10       5,035       120,146    13.35%     13.35%      3.30%
            2009                 0.40%    0.40%     19.46     19.46       5,876       123,477    32.69%     32.69%      1.86%
            2008                 0.40%    0.40%     14.66     14.66       1,881        27,583   -37.92%    -37.92%      1.99%
            2007                 0.40%    0.40%     23.62     23.62       3,332        78,695    27.39%     27.39%      1.03%
NB AMT MID-CAP GROWTH I CLASS
            2011                 0.40%    0.70%     16.66     17.26       4,148        70,673    -0.23%      0.07%      0.00%
            2010                 0.40%    0.70%     16.69     17.25       4,905        83,743    28.20%     28.58%      0.00%
            2009                 0.40%    0.70%     13.02     13.42       3,195        42,227    30.68%     31.07%      0.00%
            2008                 0.40%    0.70%      9.97     10.24      39,575       404,638   -43.76%    -43.60%      0.00%
            2007                 0.40%    0.70%     17.72     18.15      68,340     1,239,446    21.67%     22.04%      0.00%
NB AMT REGENCY I CLASS
            2011                 0.40%    0.70%     13.41     18.31       1,283        22,986    -7.15%     -6.87%      0.64%
            2010                 0.40%    0.70%     19.72     19.72       1,309        25,270    25.30%     25.30%      0.75%
            2009                 0.70%    0.70%     15.74     15.74       1,233        19,397    45.54%     45.54%      1.82%
            2008                 0.70%    0.70%     10.81     10.81       1,262        13,647   -46.20%    -46.20%      1.24%
            2007                 0.70%    0.70%     20.10     20.10       1,287        25,867     2.58%      2.58%      0.44%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                                AGGREGATE   AGGREGATE
                                                                 COST OF     PROCEEDS
SUBACCOUNT                                                      PURCHASES   FROM SALES
-------------------------------------------------------------   ---------   ----------
ABVPSF Global Thematic Growth Class A                           $ 11,363    $  314,483
ABVPSF Growth and Income Class A                                  12,400        11,371
ABVPSF International Value Class A                                83,066       157,915
ABVPSF Small/Mid Cap Value Class A                                49,912        51,162
American Century VP Income & Growth Class I                       42,734         4,002
American Century VP Inflation Protection Class II                 46,991        63,504
American Century VP International Class I                         12,947         5,072
American Funds Global Growth Class 2                              30,653        42,762
American Funds Global Small Capitalization Class 2                21,373        20,953
American Funds Growth Class 2                                     91,867     2,157,328
American Funds Growth-Income Class 2                              18,521     1,110,327
American Funds High-Income Bond Class 2                           18,865        16,858
American Funds International Class 2                             198,687        50,359
American Funds U.S. Government/AAA-Rated Securities Class 2       18,455        18,798
BlackRock Global Allocation V.I. Class I                           7,882         4,745
Delaware VIP Diversified Income Standard Class                     8,438        10,897
Delaware VIP Emerging Markets Standard Class                      47,141     4,362,237
Delaware VIP High Yield Standard Class                            79,835     1,398,574
Delaware VIP Limited-Term Diversified Income Standard Class       15,855        55,766
Delaware VIP REIT Standard Class                                  20,293     1,287,193
Delaware VIP Small Cap Value Standard Class                       12,157         8,668
Delaware VIP U.S. Growth Standard Class                           17,182         8,631
Delaware VIP Value Standard Class                                 19,385        10,045
DWS VIP Equity 500 Index Class A                                 102,753       307,550
DWS VIP Small Cap Index Class A                                   38,054        16,745
Fidelity VIP Asset Manager Service Class                           6,528         4,183
Fidelity VIP Contrafund Service Class                             62,382     1,846,905
Fidelity VIP Equity-Income Service Class                          15,340        39,914
Fidelity VIP Mid Cap Service Class                                90,559     2,985,432
Fidelity VIP Overseas Service Class                                3,698        37,982
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1               --           162
FTVIPT Franklin U.S. Government Class 1                            6,452         3,015
FTVIPT Mutual Shares Securities Class 1                           84,616     2,898,602
FTVIPT Templeton Global Bond Securities Class 1                   29,190        84,556
FTVIPT Templeton Growth Securities Class 1                         3,340         5,029
Janus Aspen Series Balanced Service Class                         24,267         6,396
Janus Aspen Series Flexible Bond Service Class                       145            62
LVIP Baron Growth Opportunities Standard Class                    10,249         8,431
LVIP Baron Growth Opportunities Service Class                     71,788        21,504
LVIP Delaware Bond Standard Class                                211,975     1,235,206
LVIP Delaware Foundation Aggressive Allocation Standard Class      5,941         7,644
LVIP Delaware Growth and Income Standard Class                     8,359        21,157
LVIP Delaware Social Awareness Standard Class                         11            24

                                                                 AGGREGATE    AGGREGATE
                                                                  COST OF     PROCEEDS
SUBACCOUNT                                                       PURCHASES   FROM SALES
-------------------------------------------------------------   ----------   ----------
LVIP Janus Capital Appreciation Standard Class                  $    1,606   $       25
LVIP Mondrian International Value Standard Class                     8,150    2,435,715
LVIP Money Market Standard Class                                 1,000,636      737,056
LVIP Protected Profile Conservative Standard Class                     891      741,374
LVIP Protected Profile Growth Standard Class                        11,701        8,946
LVIP Protected Profile Moderate Standard Class                       3,049        1,525
LVIP SSgA Bond Index Standard Class                                     --    1,919,727
LVIP SSgA Global Tactical Allocation Standard Class                     --        5,904
LVIP SSgA S&P 500 Index Standard Class                               7,420    3,305,715
LVIP SSgA Small-Cap Index Standard Class                            14,208    1,510,802
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         25,256       16,587
LVIP Templeton Growth Standard Class                                 7,478       17,008
LVIP Wells Fargo Intrinsic Value Standard Class                     12,153        3,164
MFS VIT Total Return Initial Class                                  37,340       11,544
MFS VIT Utilities Initial Class                                     22,033       23,195
NB AMT Mid-Cap Growth I Class                                       11,933       24,588
NB AMT Regency I Class                                                 157          674

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                           NET
                                                                SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                                       OWNED    VALUE    OF SHARES   COST OF SHARES
-------------------------------------------------------------   ------   ------   ----------   --------------
ABVPSF Global Thematic Growth Class A                            1,125   $14.87    $ 16,728       $ 18,908
ABVPSF Growth and Income Class A                                   392    18.05       7,078          6,920
ABVPSF International Value Class A                                 838    11.50       9,639         12,476
ABVPSF Small/Mid Cap Value Class A                              13,621    15.46     210,578        187,146
American Century VP Income & Growth Class I                      6,494     6.14      39,871         39,450
American Century VP Inflation Protection Class II               11,687    11.75     137,321        126,360
American Century VP International Class I                        2,215     7.43      16,460         17,855
American Funds Global Growth Class 2                            10,784    19.29     208,016        197,024
American Funds Global Small Capitalization Class 2               4,965    17.04      84,599         93,360
American Funds Growth Class 2                                    7,688    51.68     397,325        346,371
American Funds Growth-Income Class 2                             7,843    33.07     259,371        263,976
American Funds High-Income Bond Class 2                          1,813    10.42      18,893         19,807
American Funds International Class 2                            41,269    15.16     625,636        664,418
American Funds U.S. Government/AAA-Rated Securities Class 2     22,968    12.89     296,053        275,953
BlackRock Global Allocation V.I. Class I                         2,621    14.87      38,981         40,149
Delaware VIP Diversified Income Standard Class                     390    11.02       4,297          4,155
Delaware VIP Emerging Markets Standard Class                    18,725    17.51     327,868        329,171
Delaware VIP High Yield Standard Class                          46,009     5.68     261,334        255,837
Delaware VIP REIT Standard Class                                10,496    10.47     109,897         82,521
Delaware VIP Small Cap Value Standard Class                      8,552    31.39     268,451        206,600
Delaware VIP U.S. Growth Standard Class                          6,168     8.75      53,967         40,360
Delaware VIP Value Standard Class                                1,197    17.73      21,218         19,721
DWS VIP Equity 500 Index Class A                                32,527    13.20     429,350        393,412
DWS VIP Small Cap Index Class A                                  9,341    11.77     109,943        105,993
Fidelity VIP Asset Manager Service Class                        19,206    13.71     263,310        251,177
Fidelity VIP Contrafund Service Class                           17,697    22.95     406,145        373,326
Fidelity VIP Equity-Income Service Class                        12,014    18.63     223,829        204,371
Fidelity VIP Mid Cap Service Class                               5,796    28.93     167,666        167,688
Fidelity VIP Overseas Service Class                              1,287    13.58      17,477         19,948
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1            194    21.19       4,109          2,705
FTVIPT Franklin U.S. Government Class 1                         14,673    13.67     200,581        184,680
FTVIPT Mutual Shares Securities Class 1                         18,185    15.57     283,135        276,496
FTVIPT Templeton Global Bond Securities Class 1                  6,468    18.61     120,376        115,120
FTVIPT Templeton Growth Securities Class 1                      18,000    10.27     184,857        204,538
Janus Aspen Series Balanced Service Class                       11,978    27.74     332,280        299,233
Janus Aspen Series Flexible Bond Service Class                     128    13.17       1,680          1,607

                                                                            NET
                                                                 SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                                       OWNED     VALUE    OF SHARES   COST OF SHARES
-------------------------------------------------------------   -------   ------   ----------   --------------
LVIP Baron Growth Opportunities Standard Class                      514   $31.86   $   16,363     $   13,844
LVIP Baron Growth Opportunities Service Class                     4,299    31.49      135,360        120,726
LVIP Delaware Bond Standard Class                                75,672    13.92    1,053,058      1,007,969
LVIP Delaware Foundation Aggressive Allocation Standard Class     2,703    11.86       32,049         33,523
LVIP Delaware Growth and Income Standard Class                    1,760    28.99       51,031         44,201
LVIP Delaware Social Awareness Standard Class                        45    30.53        1,380          1,303
LVIP Janus Capital Appreciation Standard Class                      132    20.23        2,662          2,537
LVIP Mondrian International Value Standard Class                 14,256    14.31      203,998        240,169
LVIP Money Market Standard Class                                573,798    10.00    5,737,980      5,737,980
LVIP Protected Profile Conservative Standard Class                  607    12.23        7,424          6,822
LVIP Protected Profile Growth Standard Class                      1,378    11.19       15,415         15,149
LVIP Protected Profile Moderate Standard Class                    9,220    11.84      109,200        105,333
LVIP SSgA S&P 500 Index Standard Class                           10,887     8.90       96,853         79,759
LVIP SSgA Small-Cap Index Standard Class                          5,586    17.03       95,111         78,003
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         848    13.87       11,766         11,293
LVIP Templeton Growth Standard Class                              3,914    24.16       94,577         95,098
LVIP Wells Fargo Intrinsic Value Standard Class                  15,835    12.89      204,068        204,606
MFS VIT Total Return Initial Class                               26,074    18.53      483,141        467,327
MFS VIT Utilities Initial Class                                   4,732    26.08      123,399        103,497
NB AMT Mid-Cap Growth I Class                                     2,565    27.55       70,675         56,644
NB AMT Regency I Class                                            1,612    14.26       22,987         19,334

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                 UNITS     UNITS    NET INCREASE
SUBACCOUNT                                                      ISSUED   REDEEMED    (DECREASE)
-------------------------------------------------------------   ------   --------   ------------
ABVPSF Global Thematic Growth Class A                              785    (23,924)     (23,139)
ABVPSF Growth and Income Class A                                   993       (993)          --
ABVPSF International Value Class A                               9,540    (22,495)     (12,955)
ABVPSF Small/Mid Cap Value Class A                               3,531     (3,472)          59
American Century VP Income & Growth Class I                      3,568       (369)       3,199
American Century VP Inflation Protection Class II                2,911     (4,551)      (1,640)
American Century VP International Class I                          808       (318)         490
American Funds Global Growth Class 2                             1,659     (2,423)        (764)
American Funds Global Small Capitalization Class 2               1,360     (1,271)          89
American Funds Growth Class 2                                    6,356   (173,463)    (167,107)
American Funds Growth-Income Class 2                             1,170    (97,184)     (96,014)
American Funds High-Income Bond Class 2                          1,180     (1,175)           5
American Funds International Class 2                            14,360     (2,475)      11,885
American Funds U.S. Government/AAA-Rated Securities Class 2        495     (1,316)        (821)
BlackRock Global Allocation V.I. Class I                           457       (349)         108
Delaware VIP Diversified Income Standard Class                     469       (663)        (194)
Delaware VIP Emerging Markets Standard Class                     1,459   (233,066)    (231,607)
Delaware VIP High Yield Standard Class                           3,554    (90,107)     (86,553)
Delaware VIP Limited-Term Diversified Income Standard Class      1,153     (4,299)      (3,146)
Delaware VIP REIT Standard Class                                   870   (106,261)    (105,391)
Delaware VIP Small Cap Value Standard Class                        578       (355)         223
Delaware VIP U.S. Growth Standard Class                          1,213       (590)         623
Delaware VIP Value Standard Class                                1,432       (742)         690
DWS VIP Equity 500 Index Class A                                 7,660    (25,363)     (17,703)
DWS VIP Small Cap Index Class A                                  3,000     (1,078)       1,922
Fidelity VIP Asset Manager Service Class                            --       (221)        (221)
Fidelity VIP Contrafund Service Class                            4,018   (143,126)    (139,108)
Fidelity VIP Equity-Income Service Class                           715     (2,816)      (2,101)
Fidelity VIP Mid Cap Service Class                               5,684   (198,881)    (193,197)
Fidelity VIP Overseas Service Class                                227     (2,534)      (2,307)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1             --         (9)          (9)
FTVIPT Franklin U.S. Government Class 1                             --       (177)        (177)

                                                                 UNITS    UNITS     NET INCREASE
SUBACCOUNT                                                      ISSUED   REDEEMED    (DECREASE)
-------------------------------------------------------------   ------   --------   ------------
FTVIPT Mutual Shares Securities Class 1                          7,236   (270,609)    (263,373)
FTVIPT Templeton Global Bond Securities Class 1                  1,147     (4,685)      (3,538)
FTVIPT Templeton Growth Securities Class 1                          12       (328)        (316)
Janus Aspen Series Balanced Service Class                           --       (242)        (242)
Janus Aspen Series Flexible Bond Service Class                      --         (4)          (4)
LVIP Baron Growth Opportunities Standard Class                     731       (624)         107
LVIP Baron Growth Opportunities Service Class                    5,043     (1,452)       3,591
LVIP Delaware Bond Standard Class                               10,424    (87,751)     (77,327)
LVIP Delaware Foundation Aggressive Allocation Standard Class      364       (563)        (199)
LVIP Delaware Growth and Income Standard Class                     654     (1,789)      (1,135)
LVIP Delaware Social Awareness Standard Class                       --         (1)          (1)
LVIP Janus Capital Appreciation Standard Class                     132         (1)         131
LVIP Mondrian International Value Standard Class                    91   (201,046)    (200,955)
LVIP Money Market Standard Class                                88,250    (63,285)      24,965
LVIP Protected Profile Conservative Standard Class                  47    (54,867)     (54,820)
LVIP Protected Profile Growth Standard Class                       829       (699)         130
LVIP Protected Profile Moderate Standard Class                      81        (80)           1
LVIP SSgA Bond Index Standard Class                                 --   (167,245)    (167,245)
LVIP SSgA Global Tactical Allocation Standard Class                 --       (480)        (480)
LVIP SSgA S&P 500 Index Standard Class                             604   (305,995)    (305,391)
LVIP SSgA Small-Cap Index Standard Class                         1,506   (157,087)    (155,581)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class      1,580       (976)         604
LVIP Templeton Growth Standard Class                               678     (2,003)      (1,325)
LVIP Wells Fargo Intrinsic Value Standard Class                    861       (214)         647
MFS VIT Total Return Initial Class                               2,049       (796)       1,253
MFS VIT Utilities Initial Class                                    781       (905)        (124)
NB AMT Mid-Cap Growth I Class                                      681     (1,438)        (757)
NB AMT Regency I Class                                              --        (26)         (26)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                 UNITS      UNITS    NET INCREASE
SUBACCOUNT                                                       ISSUED   REDEEMED    (DECREASE)
-------------------------------------------------------------   -------   --------   ------------
ABVPSF Global Thematic Growth Class A                            40,814    (84,653)    (43,839)
ABVPSF Growth and Income Class A                                    490     (1,305)       (815)
ABVPSF International Value Class A                               24,107    (28,061)     (3,954)
ABVPSF Small/Mid Cap Value Class A                               10,079     (3,338)      6,741
American Century VP Income & Growth Class I                         111         (2)        109
American Century VP Inflation Protection Class II                 6,131     (6,471)       (340)
American Century VP International Class I                           326       (279)         47
American Funds Global Growth Class 2                              8,738    (13,200)     (4,462)
American Funds Global Small Capitalization Class 2                4,679     (3,410)      1,269
American Funds Growth Class 2                                   112,061    (40,959)     71,102
American Funds Growth-Income Class 2                             39,764    (35,364)      4,400
American Funds High-Income Bond Class 2                           3,646     (6,743)     (3,097)
American Funds International Class 2                             10,033     (5,057)      4,976
American Funds U.S. Government/AAA-Rated Securities Class 2       5,145     (4,674)        471
BlackRock Global Allocation V.I. Class I                          3,097        (39)      3,058
Delaware VIP Diversified Income Standard Class                      148       (726)       (578)
Delaware VIP Emerging Markets Standard Class                     93,160    (69,536)     23,624
Delaware VIP High Yield Standard Class                           65,521   (112,765)    (47,244)
Delaware VIP Limited-Term Diversified Income Standard Class         191     (1,811)     (1,620)
Delaware VIP REIT Standard Class                                 79,038    (17,451)     61,587
Delaware VIP Small Cap Value Standard Class                       1,819     (8,834)     (7,015)
Delaware VIP Smid Cap Growth Standard Class                           8         (8)         --
Delaware VIP Trend Standard Class                                   624       (624)         --
Delaware VIP U.S. Growth Standard Class                              50        (43)          7
Delaware VIP Value Standard Class                                    --        (18)        (18)
DWS VIP Equity 500 Index Class A                                 21,696     (9,145)     12,551
DWS VIP Small Cap Index Class A                                   4,103     (4,316)       (213)
Fidelity VIP Asset Manager Service Class                             --       (194)       (194)
Fidelity VIP Contrafund Service Class                            65,165    (52,869)     12,296

                                                                 UNITS     UNITS     NET INCREASE
SUBACCOUNT                                                       ISSUED   REDEEMED    (DECREASE)
-------------------------------------------------------------   -------   --------   ------------
Fidelity VIP Equity-Income Service Class                          5,143     (6,845)     (1,702)
Fidelity VIP Mid Cap Service Class                               63,762    (30,797)     32,965
Fidelity VIP Overseas Service Class                               3,410        (17)      3,393
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1              --         (8)         (8)
FTVIPT Franklin U.S. Government Class 1                              --       (156)       (156)
FTVIPT Mutual Shares Securities Class 1                         177,374    (60,090)    117,284
FTVIPT Templeton Global Bond Securities Class 1                   4,236     (5,196)       (960)
FTVIPT Templeton Growth Securities Class 1                          181       (185)         (4)
Janus Aspen Series Balanced Service Class                            --       (249)       (249)
Janus Aspen Series Flexible Bond Service Class                       --         (3)         (3)
LVIP Baron Growth Opportunities Standard Class                    2,922     (2,026)        896
LVIP Baron Growth Opportunities Service Class                     4,573     (3,278)      1,295
LVIP Delaware Bond Standard Class                               117,386    (26,492)     90,894
LVIP Delaware Foundation Aggressive Allocation Standard Class     1,370        (22)      1,348
LVIP Delaware Growth and Income Standard Class                    3,544     (3,021)        523
LVIP Delaware Social Awareness Standard Class                       726       (623)        103
LVIP Janus Capital Appreciation Standard Class                       80         (1)         79
LVIP Mondrian International Value Standard Class                147,581    (50,753)     96,828
LVIP Money Market Standard Class                                550,859   (648,159)    (97,300)
LVIP SSgA Bond Index Standard Class                             191,786    (24,541)    167,245
LVIP SSgA Global Tactical Allocation Standard Class                 656       (176)        480
LVIP SSgA S&P 500 Index Standard Class                          109,132    (62,339)     46,793
LVIP SSgA Small-Cap Index Standard Class                         80,901    (32,288)     48,613
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         170     (1,767)     (1,597)
LVIP Templeton Growth Standard Class                              4,119    (18,056)    (13,937)
LVIP Wells Fargo Intrinsic Value Standard Class                      --       (181)       (181)
LVIP Protected Profile Conservative Standard Class               35,949    (13,695)     22,254
LVIP Protected Profile Moderate Standard Class                    8,281       (362)      7,919
LVIP Protected Profile Growth Standard Class                        563       (546)         17
MFS VIT Total Return Initial Class                                4,965     (2,941)      2,024
MFS VIT Utilities Initial Class                                   1,377     (2,218)       (841)
NB AMT Mid-Cap Growth I Class                                     1,786        (76)      1,710
NB AMT Regency I Class                                              104        (28)         76

7. SUBSEQUENT EVENT

Management evaluated subsequent events through April 24, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of LLANY Separate Account S for Flexible Premium Variable Life Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account S for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account S for Flexible Premium Variable Life Insurance at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 24, 2012